Nuveen Investments
--------------------------------------------------------------------------------
Growth and
   Income Funds

                            ----------------------------------------------------
                                        ANNUAL REPORT  JUNE 30, 2000
--------------------------------------------------------------------------------

Four different balanced funds for investors seeking the right mixture of current income, growth potential and preservation of capital.

--------------------------------------------------------------------------------

      INVEST WELL

LOOK AHEAD

                LEAVE YOUR MARK/SM/

        [PHOTOS APPEAR HERE]
        Nuveen Growth and Income Stock Fund
        Nuveen Balanced Municipal and Stock Fund
        Nuveen Balanced Stock and Bond Fund
        Nuveen European Value Fund

Contents

 1 Dear Shareholder
 3 Nuveen Growth and Income Stock Fund
 7 Nuveen Balanced Municipal and Stock Fund
11 Nuveen Balanced Stock and Bond Fund
16 Nuveen European Value Fund
20 Portfolio of Investments
33 Statement of Net Assets
34 Statement of Operations
35 Statement of Changes in Net Assets
37 Notes to Financial Statements
44 Financial Highlights
48 Report of Independent Public Accountants
49 Fund Information

DEAR

Shareholder,

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

"At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations."

As personal wealth continues to grow at an ever-increasing rate, people are realizing the power of their investments to do good and to make a difference in their families and communities now and for generations to come.

Setting financial goals is an important first step toward building wealth. At Nuveen Investments, we believe those goals should not be considered ends in themselves. Rather, you and your financial advisor's focus should be on realizing your life's dreams -- the things that matter most to you and how you can make them happen -- or make them better.

Through a well-crafted financial plan, you have the chance to shape future generations -- to broaden your sphere of influence -- to leave your legacy.

As you develop that plan, you'll want to consider the different ways your success can benefit others. You may find that you want to create a new set of goals to achieve this. Working with your financial advisor, you have the ability to make those dreams a reality -- for yourself and future generations.

Family Wealth Management Too often, family wealth management is thought of in one dimension -- as the stewardship of your household's financial resources. At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations. It's a multi-faceted strategy to plan for not just your needs, but the needs of future generations.

     We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values.

A Trusted Resource As you face some of the most important, lasting decisions you and your family will make, you'll want to draw upon the support, counsel and objectivity of a trusted advisor. That's because your financial advisor has the expertise and access to other professionals who can help you make informed choices -- choices that affect not only your loved ones today, but those your legacy will touch in the future.

     Your financial advisor can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interests at heart.

                                                           Annual Report  page 1

"We believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long-term and adhering to your financial plan."

     In addition, we believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs.

     In fact, you may be reading this report at the suggestion of your financial advisor. We've prepared the following interview to let you know what the investment and research management teams have done during your fund's fiscal period.

     For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and working with financial advisors to provide investment solutions that help individuals achieve their dreams of a lifetime. Thank you for your continued confidence.

Sincerely,



/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
August 18, 2000

Annual Report  page 2

NUVEEN GROWTH AND INCOME STOCK FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen Growth and Income Stock Fund features portfolio management by Institutional Capital Corporation (ICAP), which specializes in large capitalization equities. The market environment during the fund's fiscal year ended June 30, 2000, displayed volatility levels not seen in years. To help you understand the fund's performance during this period, we spoke with Rob Lyon, president and chief investment officer of ICAP, the subadvisor of the fund.

Q    The technology stock fever of 1999 culminated in a stunning correction in the technology-heavy Nasdaq in the first half of 2000, accompanied by losses in other stock indices. Meanwhile, the Federal Reserve (the Fed) continued to raise interest rates in an effort to put the brakes on economic growth and stymie inflation. What do you think was the psychological effect on investors, and how did the fund react to these changing conditions?

ROB There was a marked difference in sentiment between the second half of 1999 and the first half of 2000. Those invested in the market learned an important lesson -- company earnings do matter, even in the so-called "new economy."

     Baseless stock price run-ups of profitless companies cannot continue unchecked for long periods -- there is simply nothing to stand on. Although both new economy and old economy stocks declined from their highs in the market rout of 2000, the technology stocks of the new economy were punished more severely. The S&P 500 Index,* generally made up of "old economy" stocks, was down 0.42% in the first six months of the year, compared with the tech-heavy Nasdaq Composite Index,* which was down 2.54% for the same period.

     Within this volatile setting, the fund reported a total return of -5.33% for the year ended June 30, 2000, compared to the Lipper Large-Cap Value Index, which reported a total return of -2.38%/1/ and the S&P/Barra Value Index's -5.11%/2/ for the same time period.

Q    During short periods throughout the fiscal year, value stocks strongly outperformed growth stocks. But the market ultimately gyrated back to growth stocks, which outdistanced value for the year. What happened?

ROB Value stocks showed definite promise during the fund's fiscal year. The wide variances in sector performance, the result of the Fed's interest rate policy, were mostly to blame for the inability of value stocks to consistently stay in favor.

     As the Fed raised interest rates, value stocks returned to favor. However, the perceived slowdown in the economy -- the result of the Fed's moves
-- brought growth stocks back from their precipitous decline.

     For the fund's fiscal year, technology stocks dwarfed performance in traditionally value-oriented sectors such as consumer cyclicals and basic materials. I point to the tech-heavy Nasdaq Composite Index's gain of 47.96% for the 12 months of the fund's

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's subadvisor for value investing, Institutional Capital Corporation
(ICAP), is a highly successful institutional money manager with nearly 30 years of experience. These professionals specialize in finding undervalued midsize and large company stocks that are poised for significant growth.

This disciplined, research-oriented approach is the key investment strategy for Nuveen Growth and Income Stock Fund.

Performance figures are quoted for Class A shares at net asset value. Comments cover the funds fiscal year ended June 30, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

*The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Nasdaq Composite Index is an unmanaged index that measures the more than 5,000 companies listed on the Nasdaq Stock Market, Inc. Indices are not available for direct investment.

/1/The Lipper Index return represent the average annualized total return of the 30 largest funds in the Lipper Large-Cap Value Funds category for the year ended June 30, 2000. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/2/The S&P/Barra Value Index consists of the "value" half of the S&P 500 Index.
   In this capitalization-weighted index, firms have higher book-to-price ratios and are generally slower growing firms with less potential for appreciation but lower volatility (relative to the "growth" half). The index is not available for direct investment.

                                                           Annual Report  page 3
fiscal year, compared to the S&P/Barra Value Index (which is heavily weighted in consumer cyclicals and basic materials), which reported a -5.11% return for the period.

     Remember that the market has been very concentrated: a large proportion of the returns -- and losses -- of the S&P 500 has been due to select technology stocks in the index.

     Despite the challenges of the last year, we remain confident that the fund's focus on strong companies with a catalyst unrecognized by the general market (that may trigger a rise in the stocks' prices) is a careful means of unlocking potential price appreciation. This investment process does not lock the fund out of the new economy.

Q    It would seem that finding technology stocks -- the essence of this new economy -- to add to the portfolio would be a challenge for a value manager. It is an extremely expensive sector by most measures, even after accounting for the recent correction. How do you identify technology stocks for this fund?

ROB The fund's value approach does exclude many overpriced technology stocks from the fund. But there are many names even in this expensive sector that fit well within the premise of the fund. Not every technology name is a high-flying Internet startup.

     First, we found a number of attractively priced companies that have profited from the infrastructure needs of the new economy. Examples include Motorola, IBM and Vodafone.

     Second, even within out-of-favor so-called old economy sectors, we discovered attractive companies using new technologies to significantly enhance their operations. In fact, this turned out to be one of the themes we followed for the fund over the last year. Companies capitalizing on the emergence of new applications for phone and cable equipment are perfect examples.

     There were also companies with embedded new economy businesses that we believed would be very highly valued if they were stand-alone entities. Some examples of companies that fit that profile were News Corp. -- a media company that owns British Sky Broadcasting, a leader in satellite and cable operations -- and General Motors, which owns a controlling stake in Hughes Electronics.

     With the valuation disparities between new economy and old economy stocks, we think this theme has been an opportune way for the fund to participate in the new economy without buying in at extremely high prices.

"We found a number of attractively priced companies that have profited from the infrastructure needs of the new economy. Examples include Motorola, IBM and Vodafone."

NUVEEN GROWTH AND INCOME STOCK FUND

Top Ten Stock Holdings
----------------------------------------------------
Philips Electronics NV                          4.5%
----------------------------------------------------
Bell Atlantic Corporation                       3.3%
----------------------------------------------------
Ford Motor Company                              3.2%
----------------------------------------------------
General Motors Corporation                      3.0%
----------------------------------------------------
AT&T Corp.                                      3.0%
----------------------------------------------------
Texaco Inc.                                     3.0%
----------------------------------------------------
Citigroup Inc.                                  2.9%
----------------------------------------------------
International Business Machines Corporation     2.9%
----------------------------------------------------
Exxon Mobil Corporation                         2.9%
----------------------------------------------------
The News Corporation Limited Sponsored ADR      2.8%
----------------------------------------------------
As a percentage of total stock holdings as of June 30, 2000. Holdings are subject to change.


Annual Report  page 4

Q    Were there any other themes you followed during the year?

ROB We continued to follow our financial restructurings theme, which worked very well. Companies like MetLife, one of the largest life insurance companies in the U.S., fit this criterion. MetLife is the leading provider of group insurance and employee benefits in the U.S., and serves the group life insurance needs of 86 of the Fortune 100 companies.

     The company went public on April 4th and exemplifies a classic financial restructuring play as it improved profitability from expense reductions.

     Philips Electronics continued to play out as a strong restructuring story and was the fund's largest holding at fiscal year-end.

     We discontinued the global revival theme as the worldwide expansion showed signs of slowing in the near term, the result of the Fed's and other world central banks' interest rate increases. Portfolio strategy now reflects the view that constraints on the economy and the markets should make individual stock selection, rather than sector weighting, the key to performance.

Q    What other sectors were noteworthy?

ROB The fund benefited from its energy holdings, particularly oil, which had gone from $12.50 per barrel to well over $30, then back down to the high $20s in the last year. We reduced exposure to the energy sector, including holdings in Conoco, USX-Marathon Group, Exxon Mobil and Texaco as oil prices peaked.

     Healthcare also made an impressive comeback. The technology roller coaster drove investors to seek sectors with strong, steady earnings, and healthcare was a major beneficiary. Pharmacia Corp. and Abbott Laboratories were beneficiaries as the sector heartily outperformed even technology in the first half of 2000. The fund, at June 30, 2000, held 10.4% of its portfolio in healthcare stocks.

Q    With the possibility of more Fed interest rate hikes and market volatility, what is your outlook for the fund for the coming months?

ROB The volatility we've seen in the markets, and the wild swings in performance from one sector to another, should continue to provide opportunities to buy and sell positions using the fund's disciplined value approach.

     The market correction and retrenchment was a good thing, in our opinion. We think the market will be able to refocus on cyclical and value-oriented stocks, and we will continue to concentrate on those that are selling at reasonable prices and that exhibit a catalyst for a turnaround.

     We expect the combination of solid economic growth and continued upward pressure on wages and inflation ultimately will prompt some further tightening policy by the Fed over the balance of the year.

     We believe that this is a much better scenario than trying to spur growth in a recession. Company earnings reports continued to impress and beat Wall Street's expectations, and business has been robust across many sectors. This should be a flourishing environment for the fund going into the next fiscal period.

     "The volatility we've seen in the markets, and the wild swings in performance from one sector to another, should continue to provide opportunities to buy and sell positions using the fund's disciplined value approach."

NUVEEN GROWTH AND INCOME STOCK FUND

Top Five Sectors
-----------------------------------------
Consumer Cyclicals                  19.2%
-----------------------------------------
Financials                          16.7%
-----------------------------------------
Utilities                           14.1%
-----------------------------------------
Consumer Staples                    10.9%
-----------------------------------------
Technology                          10.7%
-----------------------------------------

As a percentage of total portfolio holdings as of June 30, 2000. Holdings are subject to change

                                                           Annual Report  page 5

NUVEEN GROWTH AND INCOME STOCK FUND

Fund Spotlight as of June 30, 2000


Quick Facts

                   A Shares     B Shares     C Shares     R Shares
NAV                  $24.35       $24.17       $24.13       $24.41
------------------------------------------------------------------
Fund Symbol           NNGAX        NNGBX        NNGCX          N/A
------------------------------------------------------------------
CUSIP             67064Y503    67064Y602    67064Y701    67064Y800
------------------------------------------------------------------
Inception Date         8/96         8/96         8/96         8/96
------------------------------------------------------------------


Total Returns as of 6/30/00 (Annualized)+

                       A Shares               B Shares        C Shares    R Shares
                    NAV       Offer     w/o CDSC    w/CDSC       NAV        NAV
1-Year             -5.33%    -10.77%     -5.97%     -9.57%      -5.97%     -5.13%
---------------------------------------------------------------------------------
3-Year              8.96%      6.83%      8.17%      7.31%       8.17%      9.24%
---------------------------------------------------------------------------------
Since inception    15.67%     13.92%     14.82%     14.30%      14.79%     15.97%
---------------------------------------------------------------------------------

+Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.


Index Comparison [_]

[MOUNTAIN CHART APPEARS HERE]

            Nuveen Growth      Nuveen Growth      S&P     S&P/Barra
          and Income Stock   and Income Stock     500       Value
            Fund (Offer)         Fund (NAV)      Index      Index
8/1996        $ 9,425             $10,000       $10,000    $10,000
6/1997        $12,834             $13,617       $13,799    $13,299
6/1998        $15,603             $16,555       $17,959    $16,638
6/1999        $17,535             $18,605       $22,047    $19,390
6/2000        $16,602             $17,615       $23,644    $18,398

----- Nuveen Growth and Income Stock Fund (Offer) $16,602
----- Nuveen Growth and Income Stock Fund (NAV) $17,615
----- S&P 500 Index $23,644
----- S&P/Barra Value Index $18,398

[_] The Index comparison shows the change in value of a $10,000 investment in Class A shares of the Nuveen fund compared with the Standard and Poor's 500 Index and the S&P/Barra Value Index. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market and is not available to direct investment. The S&P/Barra Value Index consists of the "value" half of the S&P 500 Index. In this capitalization-weighted index, firms have higher book-to-price ratios and are generally slower growing firms with less potential for returns but lower volatility (relative to the "growth" half). Index returns reflect total returns and assume reinvestment of dividends but do not include any initial or ongoing expenses. The Nuveen fund returns depicted in the chart effect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses.


Portfolio Statistics

Total Net Assets           $835.8 million
-----------------------------------------
Beta                                 0.85
-----------------------------------------
Average Market
Capitalization (stocks)       $62 billion
-----------------------------------------
Average P/E                          17.4
-----------------------------------------
Number of Stocks                       52
-----------------------------------------
Expense Ratio*                      1.30%
-----------------------------------------

*For Class A shares after credit/reimbursement.


Portfolio Allocations

[PIE CHART APPEARS HERE]

Equity............. 95%
Cash Equivalents...  5%

Returns reflect a voluntary expense limitation by the fund's investment advisor, which may be modified or discontinued at anytime without notice.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Terms To Know

The following are a few terms used throughout this report.

Beta A measure of a fund's volatility compared to the market's. A fund with a beta of 1.20 is approximately 20% more volatile than the market, while a fund with a beta of 0.80 is approximately 20% less volatile than the market.

Market capitalization Also referred to as market cap, market capitalization is a measure of a corporation's value, calculated by multiplying the number of outstanding shares of common stock by the current market price per share. Market capitalization is usually grouped into these main categories:

Large cap: more than $5 billion in market capitalization

Mid cap: between $1 billion and $5 billion

Small cap: $1 billion or less

Price/Earnings Ratio (P/E) The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios).

Total Return Total return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and change in net asset value.

Annual Report  page 6

NUVEEN BALANCED MUNICIPAL AND STOCK FUND

From the Portfolio Manager's Perspective

Nuveen Balanced Municipal and Stock Fund features portfolio management by two teams of experts -- one specializing in municipal bonds and the other in large capitalization equities. To help you understand the fund's performance during the fiscal year ended June 30, 2000, we spoke with Tom Spalding of Nuveen Investment Management (NIM), who manages the municipal portion of the portfolio, and Rob Lyon, president and chief investment officer of Institutional Capital Corporation (ICAP), managing the equity portion.


Q|During the fund's fiscal year, the combination of the Federal Reserve's rate increases and the rise and fall of technology stocks took a toll on both the equity and fixed-income markets. The equity markets saw volatility not experienced in years, while the fixed-income markets saw yields rise and fall. What effect do you think this had on investors?

ROB|Uncertainty reigned supreme after the Fed's first rate hikes in 1999 began to take effect in early 2000. Although investors came to expect rate increases so long as economic strength persisted, they may have underestimated the magnitude and effect on the markets, both equity and fixed.

        Between the second half of 1999 and the first half of 2000, the difference in sentiment in both the stock and bond markets was very apparent.

        Stock market investors learned an important lesson -- that earnings do matter, even in the so-called "new economy." Baseless stock price run-ups of profitless companies cannot continue unchecked for long periods -- there is simply nothing to stand on.

        Although both new economy and old economy stocks declined from their highs in the market rout of 2000, the technology stocks of the new economy were punished more severely. The S&P 500 Index/1/, generally made up of "old economy" stocks, was down just 0.42% in the first six months of the year, compared with the tech-heavy Nasdaq Composite Index,/1/ which was down 2.46% for the same period.

        Municipal bonds also recovered nicely in the first part of 2000 after a disappointing 1999, as investors once again looked to them as an alternative to stocks.


Q|How did the fund perform in this environment?

ROB|Although the economic environment tended to favor aggressively positioned portfolios focused on "new economy" companies, the more conservatively positioned Balanced Municipal and Stock Fund weathered the market's extreme volatility.

        For the fiscal year ended June 30, 2000, the fund reported a total return of -0.83%. At June 30, the fund was invested 61% in municipal bonds and 39% in stocks. (For more information, see the Fund Spotlight on page 10.)

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's subadvisor for value investing, Institutional Capital Corporation
(ICAP), is a highly successful institutional money manager with nearly 30 years of experience. These professionals specialize in finding undervalued midsize and large company stocks that are poised for significant growth.

This disciplined, research-oriented approach is a key investment strategy for Nuveen Balanced Municipal and Stock Fund.


NUVEEN BALANCED MUNICIPAL AND STOCK FUND


        Top Five Stock Holdings

        Philips Electronics NV                     4.6%
      ---------------------------------------------------
        Bell Atlantic Corporation                  3.3%
      ---------------------------------------------------
        General Motors Corporation                 3.1%
      ---------------------------------------------------
        Ford Motor Company                         3.1%
      ---------------------------------------------------
        AT&T Corp.                                 3.1%
      ---------------------------------------------------


As a percentage of total stock holdings as of June 30, 2000. Holdings are subject to change.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's fiscal year ended June 30, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

/1/ The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Nasdaq Composite Index is an unmanaged index that measures the more than 5,000 companies listed on the Nasdaq Stock Market, Inc. Indices are not available for direct investment.

Annual Report  page 7

Q| Periodically throughout the fiscal year, value stocks strongly outperformed growth stocks. But the market ultimately gyrated back to growth stocks, which outdistanced value for the year. What happened?

ROB| Value stocks looked promising during the period. However, the wide variances in sector performance, resulting from the Fed's interest rate policy, were mostly to blame for the inability of value stocks to stay in favor consistently. As the Fed raised interest rates, value stocks returned to favor. The perceived economic slowdown, however, a result of the Fed's moves, brought growth stocks back from their precipitous decline.

        For the year, technology stocks dwarfed performance in traditionally value-oriented sectors such as consumer cyclicals and basic materials. I point to the tech-heavy Nasdaq Composite Index's gain of 47.96% for the 12 months of the fund's fiscal year, compared to the S&P/Barra Value Index/2/ (which is heavily weighted in consumer cyclicals and basic materials), which reported a -5.11% return for the period.

        Remember that the market has been very concentrated: A large proportion of the returns -- and losses -- of the S&P 500 have been due to select technology stocks in the index.

        Despite the challenges of the last year, we remain confident that the fund's focus on strong companies with a catalyst unrecognized by the general marketplace (that may trigger a rise in the stocks' prices) is a less volatile means of unlocking price appreciation potential. Keep in mind that this does not lock the fund out of the new economy.

 Q| It would seem that finding technology stocks -- the essence of this new economy -- to add to the portfolio would be a challenge for a value manager. It is an extremely expensive sector by most measures, even after accounting for the recent correction. How do you identify technology stocks for this fund?

ROB| The fund's value approach does exclude many overpriced technology stocks from the fund. But many names even in this expensive sector fit well within the premise of the fund. Not every technology name is a high-flying Internet startup.

        First, we found a number of attractively priced companies that have profited from the infrastructure needs of the new economy. Examples include Motorola, IBM, and Vodafone.

        Second, even within out-of-favor old economy sectors, we discovered attractive companies using new technologies to significantly enhance their operations. In fact, this turned out to be one of the themes we followed for the fund over the last year. Companies capitalizing on the emergence of new applications for phone and cable equipment are perfect examples.

        There were also companies with embedded new economy businesses that we believed would be very highly valued if they were stand-alone entities. Some examples were News Corp. -- a media company that owns British Sky Broadcasting, a leader in satellite and cable operations -- and General Motors, which owns a controlling stake in Hughes Electronics.

        With the valuation disparities between new economy and old economy stocks, we think this theme has been an opportune way for the fund to participate in the new economy without buying in at extremely high prices.


"We found a number of attractively priced companies that have profited from the infrastructure needs of the new economy. Examples include Motorola, IBM, and Vodafone."

NUVEEN BALANCED MUNICIPAL AND STOCK FUND


        Top Five Sectors

        Consumer Cyclicals                         20.2%
      ----------------------------------------------------
        Financials                                 16.7%
      ----------------------------------------------------
        Utilities                                  15.0%
      ----------------------------------------------------
        Healthcare                                 11.6%
      ----------------------------------------------------
        Technology                                 11.3%
      ----------------------------------------------------


2 The S&P/Barra Value Index consists of the "value" half of the S&P 500 Index.
  In this capitalization-weighted index, firms have higher book-to-price ratios and are generally slower growing firms with less potential for returns but lower volatility (relative to the "growth" half). The index is not available for direct investment.

As a percentage of total stock holdings as of June 30, 2000. Holdings are subject to change.

Annual Report  page 8

                             "Portfolio strategy
                            now reflects the view
                             that constraints on
                             the economy and the
                             markets should make
                               individual stock
                            selection, rather than
                            sector weighting, the
                             key to performance."

Q    Were there any other themes you followed during the year?

ROB We continued to follow our financial restructurings theme, which worked very well. Companies like MetLife, one of the largest life insurance companies in the U.S., fit this criterion. MetLife is the leading provider of group insurance and employee benefits in the U.S., and serves the group life insurance needs of 86 of the Fortune 100 companies. The company went public on April 4th and exemplifies a classic financial restructuring play as it improved profitability from expense reductions.

     Philips Electronics continued to play out as a strong restructuring story, and it was the fund's largest equity holding at fiscal year-end.

     We discontinued the global revival theme as the worldwide expansion showed signs of slowing in the near term, the result of the Fed's and other world central banks' interest rate increases. Portfolio strategy now reflects the view that constraints on the economy and the markets should make individual stock selection, rather than sector weighting, the key to performance.

Q    We now turn to Tom Spalding to discuss the municipal portion of the portfolio. What effect have higher interest rates had on the fund's municipal holdings?

TOM Although the municipal portion of the portfolio suffered at times in the wake of higher interest rates, we continued our focus on intermediate-term bonds, which helped hold up the municipal portion of the fund. The rebound in municipals helped enhance the fund's performance.

     The supply of new bonds was down sharply over the year. Higher rates, coupled with the robust economy and generally healthy cash flows of governments and municipalities, limited issuance. Since that somewhat limited the number of new purchase choices for the fund, we maintained a steady position in the municipal bond portion of the portfolio.

     We maintained approximately the same credit quality breakdown throughout the period, with between 34% and 40% in AAA/U.S. Guaranteed bonds (35% at June 30, 2000) and between 38% and 42% in BBB and non-rated bonds combined (41% at June 30, 2000).

     When we made trades, we looked for opportunities to improve the fund's call protection. That provides a measure of protection against having to surrender a high-yielding bond to the issuer before maturity.

Q    With the possibility of more Fed interest rate hikes and market volatility, what is your outlook for the fund for the coming months?

ROB Looking forward, the volatility in the markets, and wild swings in performance from one sector to another, should continue to provide opportunities to buy and sell positions using the fund's disciplined value approach.

     The Fed's vigilance in its fight against inflation should eventually translate into lower long-term interest rates, although we expect the combination of solid economic growth and continued upward pressure on wages and inflation ultimately will prompt some further tightening policy by the Fed over the balance of the year. We believe that this is a much better scenario than trying to spur growth in a recession.

     Company earnings reports continued to impress and beat Wall Street's expectations, and business has been robust across many sectors. Continued volatility in the stock market may increase demand for municipal bonds as investors seek alternatives. This should be a flourishing environment for the fund going into the next fiscal period.

                                                           Annual Report  page 9

NUVEEN BALANCED MUNICIPAL AND STOCK FUND

Fund Spotlight as of June 30, 2000

Terms To Know

The following are a few terms used throughout this report.

Beta A measure of a fund's volatility compared to the market's. A fund with a beta of 1.20 is approximately 20% more volatile than the market, while a fund with a beta of 0.80 is approximately 20% less volatile than the market.

Duration Duration is an indicator of a portfolio's sensitivity to interest rates.

Market capitalization Also referred to as market cap, market capitalization is a measure of a corporation's value, calculated by multiplying the number of outstanding shares of common stock by the current market price per share. Market capitalization is usually grouped into these main categories:

Large cap: more than $5 billion in market capitalization

Mid cap: between $1 billion and $5 billion

Small cap: $1 billion or less

Price/Earnings Ratio (P/E) The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios).

Total Return Total return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and change in net asset value.

Quick Facts
                        A Shares        B Shares        C Shares        R Shares

NAV                       $24.31          $24.70          $24.68          $24.13
--------------------------------------------------------------------------------
Fund Symbol                NBMSX           NMNBX             N/A             N/A
--------------------------------------------------------------------------------
CUSIP                  67064Y883       67064Y875       67064Y867       67064Y859
--------------------------------------------------------------------------------
Inception Date              8/96            8/96            8/96            8/96
--------------------------------------------------------------------------------

Total Returns as of 6/30/00 (Annualized)+
                        A Shares          B Shares        C Shares      R Shares
                      NAV    Offer   w/o CDSC   w/CDSC       NAV           NAV

1-Year              -0.83%  -6.52%    -1.57%    -5.42%     -1.57%        -0.64%
--------------------------------------------------------------------------------
3-Year               6.27%   4.19%     5.49%     4.59%      5.48%         6.51%
--------------------------------------------------------------------------------
Since Inception      9.35%   7.70%     8.56%     7.95%      8.54%         9.63%
--------------------------------------------------------------------------------
+Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

Yields
                            A Shares        B Shares      C Shares      R Shares
                          NAV    Offer      w/o CDSC

30-Day SEC Yield         2.98%   2.81%        2.23%         2.23%         3.23%
--------------------------------------------------------------------------------
Distribution Rate*       2.59%   2.44%        1.82%         1.82%         2.83%
--------------------------------------------------------------------------------
*The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.


Index Comparison[_]

[MOUNTAIN CHART APPEARS HERE]

                                                                   Lehman
              Nuveen Balanced     Nuveen Balanced      S&P        Brothers
               Municipal and       Municipal and       500         10-Year
             Stock Fund (Offer)   Stock Fund (NAV)    Index    Municipal Index
8/1996            $ 9,425             $10,000        $10,000       $10,000
6/1997            $11,177             $11,858        $13,799       $10,730
6/1998            $12,821             $13,603        $17,959       $11,640
6/1999            $13,525             $14,350        $22,047       $11,907
6/2000            $13,413             $14,231        $23,644       $12,440

Nuveen Balanced Municipal and Stock Fund (Offer) $13,413

Nuveen Balanced Municipal and Stock Fund (NAV) $14,231

S&P 500 Index $23,644

Lehman Brothers 10-Year Municipal Index $12,440

[ ] The Index Comparison shows the change in value of a $10,000 investment in Class A shares of the Nuveen Fund compared with the Standard and Poor's 500 Index and the Lehman Brothers 10-Year Municipal Bond Index. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen fund returns depicted in the chart reflect the initial maximum sales charge applicable to A shares (5.75%) and all ongoing fund expenses.



Portfolio Statistics

Total Net Assets                 $155.1 million
-----------------------------------------------
Beta                                       0.40
-----------------------------------------------
Average Market
Capitalization (stocks)             $63 billion
-----------------------------------------------
Average P/E                                17.4
-----------------------------------------------
Number of Stocks                             50
-----------------------------------------------
Average Duration (bonds)                   6.41
-----------------------------------------------
Expense Ratio*                            1.20%
-----------------------------------------------
*For Class A shares after credit/reimbursement.


Portfolio Allocation

[PIE CHART APPEARS HERE]

Bonds...............61%

Equity..............39%


Returns reflect a voluntary expense limitation by the fund's investment advisor, which may be modified or discontinued at any time without notice.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

ANNUAL REPORT  page 10

NUVEEN BALANCED STOCK AND BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen Balanced Stock and Bond Fund features portfolio management by Institutional Capital Corporation (ICAP), which specializes in large capitalization equities. To help you understand the fund's performance during the fiscal year ended June 30, 2000, we spoke with Rob Lyon, president and chief investment officer of ICAP, the subadvisor of the fund.


Q    During the fund's fiscal year, the combination of the Federal Reserve's rate increases and the rise and fall of technology stocks took a toll on both the equity and fixed-income markets. The equity markets saw volatility not experienced in years, while the fixed-income markets saw yields going up and then down. How did investors react?

ROB There was a marked difference in sentiment in both the stock and bond markets between the second half of 1999 and the first half of 2000. It became obvious going into 2000 that having an all-weather portfolio was important. While the broader equity market bounced around, the fixed-income markets rebounded from one of the worst years on record. For the first time in a long time, diversification was key to performance.

     Those in the stock market learned an important lesson -- company earnings do matter, even in the so-called "new economy." Baseless stock price run-ups of profitless companies cannot continue unchecked for long periods -- there is simply nothing to stand on. As such, although both new economy and old economy stocks declined from their highs in the market rout of 2000, the technology stocks of the new economy were punished more severely. The S&P 500 Index, generally made up of "old economy" stocks, was down 0.42% in the first six months of the year, compared with the tech-heavy Nasdaq Composite Index,1 which was down 2.46% for the same period.

Q    At June 30, 2000, the fund was invested 60% in equities, 39% in U.S.
government bonds and notes and about 1% in cash equivalents. With this allocation and the dramatic economic environment, how did the fund fare?

ROB The fund's focus on intermediate-term fixed income securities helped temper interest rate sensitivity; at the same time, its focus on value stocks contributed to its loss. For the fiscal year ended June 30, 2000, the fund reported a -1.23% total return.

     Although the fund underperformed the 4.43% gain for the Lipper Balanced Fund Index/2/ (which includes funds that invest in growth stocks), it is interesting to compare it to the S&P/Barra Value Index3, which returned -5.11% for the same time period. These two comparative indices show the stark difference between value and growth stocks for the period.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's subadvisor for value investing, Institutional Capital Corporation
(ICAP), is a highly successful institutional money manager with nearly 30 years of experience. These professionals specialize in finding undervalued midsize and large company stocks that are poised for significant growth.

This disciplined, research-oriented approach is a key investment strategy for Nuveen Balanced Stock and Bond Fund.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's fiscal year ended June 30, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

/1/ The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Nasdaq Composite Index is an unmanaged index that measures the more than 5,000 companies listed on the Nasdaq Stock Market, Inc. Indices are not available for direct investment.

/2/ The Lipper Index return represents the average annualized total return of the 30 largest funds in the Lipper Balanced Fund Index for the year ended June 30, 2000. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/3/ The S&P/Barra Value Index consists of the "value" half of the S&P 500 Index. In this capitalization-weighted index, firms have higher book-to-price ratios and are generally slower growing firms with less potential for appreciation but lower volatility (relative to the "growth" half). The index is not available for direct investment.


Annual Report  page 11

Q    During short periods throughout the fiscal year, value stocks strongly outperformed growth stocks. But the market ultimately gyrated back to growth stocks, which outdistanced value for the year. What happened?

ROB Value stocks looked promising during the period. The wide variance in sector performance, resulting from the Fed's interest rate policy, was mostly to blame for the inability of value stocks to consistently stay in favor, however. As the Fed raised interest rates, value stocks returned to favor. The perceived slowdown in the economy -- a result of the Fed's moves -- brought growth stocks back from their precipitous decline.

     For the year, technology stocks dwarfed performance in traditionally value-oriented sectors such as consumer cyclicals and basic materials. I point to the tech-heavy Nasdaq Composite Index's gain of 47.96% for the 12 months of the fund's fiscal year, compared to the S&P/Barra Value Index (which is heavily weighted in consumer cyclicals and basic materials), which reported a -5.11% return for the period.

     Also remember that the market has been very concentrated: a large proportion of the returns -- and losses -- of the S&P 500 has been due to select technology stocks in the index.

     Despite the challenges of the last year, we remain confident that the fund's focus on strong companies with a catalyst unrecognized by the general marketplace (that may trigger a rise in the stocks' prices) is a careful means of unlocking potential price appreciation. This investment process does not lock the fund out of the new economy.

Q    It would seem that finding technology stocks -- the essence of this new economy -- to add to the portfolio would be a challenge for a value manager. It is an extremely expensive sector by most measures, even after accounting for the recent correction. How do you identify technology stocks for this fund?

ROB The fund's value approach excludes many overpriced technology stocks. But there are many stocks even in this expensive sector that fit well within the premise of the fund. Not every technology name is a high-flying Internet startup.

     First, we found a number of attractively priced companies that have profited from the infrastructure needs of the new economy. Examples include Motorola, IBM and Vodafone.

     Second, even within out-of-favor old economy sectors, we discovered attractive companies using new technologies to significantly enhance their operations. In fact, this turned out to be one of the themes we followed for the fund over the last year. Companies capitalizing on the emergence of new applications for phone and cable equipment are perfect examples.

     There were also companies with embedded new economy businesses that we believed would be very highly valued if they were stand-alone entities. Some examples of companies that fit that profile were News Corp. -- a media company that owns British Sky Broadcasting, a leader in satellite and cable operations -- and General Motors, which owns a controlling stake in Hughes Electronics.

     With the valuation disparities between new economy and old economy stocks, we think this theme has been an opportune way for the fund to participate in the new economy without buying in at extremely high prices.


                         "We remain confident that the
                    fund's focus on strong companies with a
                     catalyst unrecognized by the general
                   marketplace (that may trigger a raise in
                   the stocks' prices) is a careful means of unlocking potential price appreciation."


Annual Report  page 12

NUVEEN BALANCED STOCK AND BOND FUND

Top Five Stock Holdings

Philips Electronics NV             4.7%
---------------------------------------
Bell Atlantic Corporation          3.4%
---------------------------------------
Ford Motor Company                 3.2%
---------------------------------------
Citigroup Inc.                     3.1%
---------------------------------------
AT&T Corp.                         3.0%
---------------------------------------

As a percentage of total stock holdings as of June 30, 2000. Holdings are subject to change.


Q    Were there any other themes you followed during the year?

ROB We continued to follow our financial restructurings theme, which worked very well. Companies like MetLife, one of the largest life insurance companies in the U.S., fit this criterion. MetLife is the leading provider of group insurance and employee benefits in the U.S., and serves the group life insurance needs of 86 of the Fortune 100 companies. The company went public on April 4th and exemplifies a classic financial restructuring play as it improved profitability from expense reductions.

     Philips Electronics continued to play out as a strong restructuring story and was the fund's largest equity holding at fiscal year-end.

     We discontinued the global revival theme as the worldwide expansion showed signs of slowing in the near term, the result of the Fed's and other world central banks' interest rate increases.

     Portfolio strategy now reflects the view that constraints on the economy and the markets should make individual stock selection, rather than sector weighting, the key to performance.

     On the bond side of the portfolio, as I mentioned, we primarily continued our focus on intermediate-term securities.


NUVEEN BALANCED STOCK AND BOND FUND

Top Five Sectors

Consumer Cyclicals      20.1%
-----------------------------
Financials              16.9%
-----------------------------
Utilities               15.1%
-----------------------------
Healthcare              11.5%
-----------------------------
Technology              11.4%
-----------------------------

As a percentage of total stock holdings as of June 30, 2000. Holdings are subject to change.


Q    What other sectors were noteworthy?

ROB The fund benefited from its energy holdings, particularly oil, which had gone from $12.50 per barrel to well over $30, then back down to the high $20s in the last year. We reduced exposure to the energy sector, including holdings in Conoco, USX-Marathon Group, Exxon Mobil and Texaco as oil prices peaked.

     Healthcare also made an impressive comeback. The technology roller coaster drove investors to seek sectors with strong, steady earnings, and healthcare was a major beneficiary. Pharmacia Corp. and Abbott Laboratories were beneficiaries as the sector heartily outperformed even technology in the first half of 2000.


Q    With the possibility of more Fed interest rate hikes and market volatility, what is your outlook for the fund for the coming months?

ROB The volatility we've seen in the markets, and the wild swings in performance from one sector to another, should continue to provide opportunities to buy and sell positions using the fund's disciplined value approach.


                     "The technology roller coaster drove
                    investors to seek sectors with strong,
                    steady earnings, and healthcare was a
                              major beneficiary."


Annual Report  page 13

                 "We think the market will be able to refocus
                    on cyclical and value-oriented stocks,
                 and we will continue to concentrate on those
                  that are selling at reasonable prices and
                  that exhibit a catalyst for a turnaround."

     The market correction and retrenchment was a good thing, in our opinion. We think the market will be able to refocus on cyclical and value-oriented stocks, and we will continue to concentrate on those that are selling at reasonable prices and that exhibit a catalyst for a turnaround.

     For the fixed-income portion of the portfolio, we plan to continue to focus on intermediate term bonds to try to keep the portfolio well-positioned in light of the heightened market volatility.

     We expect the combination of solid economic growth and continued upward pressure on wages and inflation ultimately will prompt some further tightening policy by the Fed over the balance of the year. We believe that this is a much better scenario than trying to spur growth in a recession. Company earnings reports continued to impress and beat Wall Street's expectations, and business has been robust across many sectors. This should be a flourishing environment for the fund going into the next fiscal period.


Annual Report  page 14

NUVEEN BALANCED STOCK AND BOND FUND

Fund Spotlight as of June 30, 2000

--------------------------------------------------------------------------------
Quick Facts
--------------------------------------------------------------------------------
                   A Shares        B Shares        C Shares        R Shares
NAV                  $25.20          $25.20          $25.21          $25.19
--------------------------------------------------------------------------------
Fund Symbol           NNSAX             N/A             N/A             N/A
--------------------------------------------------------------------------------
CUSIP             67064Y107       67064Y206       67064Y305       67064Y404
--------------------------------------------------------------------------------
Inception Date         8/96            8/96            8/96            8/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Returns as of 6/30/00 (Annualized)+
--------------------------------------------------------------------------------

                   A Shares             B Shares        C Shares   R Shares
                  NAV     Offer    w/o CDSC    w/CDSC      NAV         NAV
1-Year          -1.23%    -6.92%    -1.97%     -5.67%    -1.93%      -1.02%
--------------------------------------------------------------------------------
3-Year           8.30%     6.19%     7.50%      6.63%     7.52%       8.55%
--------------------------------------------------------------------------------
Since Inception 11.91%    10.22%    11.09%     10.52%    11.10%      12.17%
--------------------------------------------------------------------------------

+Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

--------------------------------------------------------------------------------
Yields
--------------------------------------------------------------------------------

                      A Shares           B Shares      C Shares     R Shares
                    NAV      Offer       w/o CDSC
30-Day SEC Yield    2.46%    2.32%         1.69%         1.69%        2.72%
--------------------------------------------------------------------------------
Distribution Rate*  2.62%    2.47%         1.85%         1.85%        2.88%
--------------------------------------------------------------------------------

*The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

Index Comparison[_]

[MOUNTAIN CHART APPEARS HERE]

           Nuveen Balanced    Nuveen Balanced      S&P      Lehman Brothers
           Stock and Bond     Stock and Bond       500       Intermediate
            Fund (Offer)        Fund (NAV)        Index     Treasury Index
8/1996        $ 9,712            $10,305         $10,562        $10,128
6/1997        $12,186            $12,929         $14,896        $10,841
6/1998        $13,219            $14,025         $17,768        $11,581
6/1999        $14,472            $15,355         $21,359        $12,064
6/2000        $14,733            $15,632         $23,644        $12,608

Nuveen Balanced Stock and Bond Fund (Offer) $14,733
Nuveen Balanced Stock and Bond Fund (NAV) $15,632
S&P 500 Index $23,644
Lehman Brothers Intermediate Treasury Index $12,608

[_]The Index comparison shows the change in value of a $10,000 investment in Class A shares of the Nuveen fund compared with the Standard and Poor's 500 Index and the Lehman Brothers Intermediate Treasury Index. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen fund returns depicted in the chart reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses.

-------------------------------------
Portfolio Statistics
-------------------------------------
Total Net Assets        $74.9 million
-------------------------------------
Beta                             0.56
-------------------------------------
Average Market
Capitalization (stocks)   $63 billion
-------------------------------------
Average P/E                      17.5
-------------------------------------
Number of Stocks                   50
-------------------------------------
Average Duration (bonds)         5.12
-------------------------------------
Expense Ratio*                  1.20%
-------------------------------------

*For Class A shares after credit/reimbursement

-------------------------------------
Portfolio Allocation
-------------------------------------

[PIE CHART APPEARS HERE]

Equity..........................60%
U.S. Government Obligations.....39%
Cash Equivalents................ 1%

Returns reflect a voluntary expense limitation by the fund's investment advisor, which may be modified or discontinued at any time without notice.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

--------------------------------------------------------------------------------
Terms To Know
--------------------------------------------------------------------------------

The following are a few terms used throughout this report.

Beta A measure of a fund's volatility compared to the market's. A fund with a beta of 1.20 is approximately 20% more volatile than the market, while a fund with a beta of 0.80 is approximately 20% less volatile than the market.

Market capitalization Also referred to as market cap, market capitalization is a measure of a corporation's value, calculated by multiplying the number of outstanding shares of common stock by the current market price per share. Market capitalization is usually grouped into these main categories:
Large cap: more than $5 billion in market capitalization

Mid cap: between $1 billion and $5 billion

Small cap: $1 billion or less

Price/Earnings Ratio (P/E) The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share.
A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios).

Total Return Total return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and change in net asset value.

                                                          ANNUAL REPORT  page 15

NUVEEN EUROPEAN VALUE FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's subadvisor for value investing, Institutional Capital Corporation
(ICAP), is a highly successful institutional money manager with nearly 30 years of experience. These professionals specialize in finding undervalued midsize and large company stocks that are poised for significant growth.

This disciplined, research-oriented approach is the key investment strategy for Nuveen European Value Fund.

Nuveen European Value Fund features portfolio management by Institutional Capital Corporation (ICAP), which specializes in large capitalization equities. To help you understand the fund's performance during this period, we spoke with Rob Lyon, president and chief in vestment officer of ICAP, the subadvisor of the fund.

Q    The European equity markets gave investors hope as they improved during the first three quarters of the fund's fiscal year, but backtracked along with the U.S. equity markets the last quarter (for the fiscal year ended June 30, 2000). What effect did the macroeconomy have on the European Value Fund?

ROB The fund reported a 17.22% total return for the fiscal year ended June 30, 2000. Comparatively, the Lipper European Index/1/ returned 32.33% and the MSCI Europe IX GD/2/ returned 15.42%. The discrepancy between these two indices' returns can help explain our fund's underperformance to Lipper. The Lipper index is made up of the 30 largest funds in the category, which has tended to be heavily skewed toward growth-oriented international funds, which outperformed value for the period. The MSCI index, on the other hand, is a broad-based index that includes both growth- and value-oriented funds.

Q    What happened in the international markets during the past 12 months?

ROB What we saw in world markets during the fund's fiscal period was a healthy recovery from the Asian financial crisis of 1997 and 1998, with a boost from interest rate cuts from central banks around the world. European stock prices reached all-time highs in August 1999 before declining again in September.

     The main culprit for the decline was the August 24, 1999, interest rate increase by the U.S. Federal Reserve, which was closely watched by world markets. Four more rate increases would follow during the fund's fiscal year, in the Fed's attempt to curtail growth domestically and stymie threats of inflation.

     In the last few months of 1999, European stock prices rose alone with their U.S. counterparts and the markets seemed to shrug off concerns about the affect of Y2K on the economy.

     As we entered the first quarter of 2000, European equity markets continued on the road to improvement, mirroring U.S. markets with technology, media and telecommunications stocks leading the way.

     Those industries--technology, media and telecommunications--turned around to hurt investors in the final three months of the fund's fiscal year, ending the period on a down note. However, during this brief period, European value stocks tended to fair better than their growth counterparts as the European Central Bank raised interest rates a larger-than-expected half point in June to slow economic growth. As a result, the euro, which has been struggling this year, gained strength relative to the dollar.

Performance figures are quoted for Class A shares at net asset value.
Comments cover the fund's fiscal year ended June 30, 20 00. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

1 The Lipper Index returns represent the average annualized total return of the 30 largest funds in the Lipper European Equity Fund category for the year ended June 30, 2000. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

2 The MSCI Europe Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 14 European countries. It is not available for direct investment.

ANNUAL REPORT  page 16

Q    Where did you find opportunities during the year?

ROB For much of the period, mergers and acquisition activity was stepped up in Europe, providing us many opportunities for the fund. For one, the fund owned Vivendi, a French conglomerate with particularly strong businesses in wireless telephone and internet access services, along with stakes in multimedia and publishing ventures.

     The company agreed to acquire Seagram in June to create a fully integrated global media and communications company for the wired and wireless world. We sold the stock on the good news.

     The fund benefited from its energy holdings--Royal Dutch Petroleum and Shell Transport & Trading in particular--as oil went from $12.50 per barrel to well over $30, then back down to the high $20s in the last year.

     We also continued to focus on corporate restructurings, which significantly contributed to performance. Philips Electronics, our top-holding, continued to see positive returns as its cost-cutting initiatives and a more focused corporate strategy seemingly has come to fruition.

     Another top-holding, Vodafone, benefited from higher stock prices as its acquisition strategy has been rewarded by the market. With its successful bid for Mannesman, we believe the company is well on its way to becoming the preeminent wireless communications company.

Q    It would seem that finding technology stocks--the essence of the new economy--to add to the portfolio would be a challenge for a value manager. It is an extremely expensive sector by most measures, even after accounting for the recent correction. How do you identify technology stocks for this fund?

ROB The fund's value approach does exclude many overpriced technology stocks as potential holdings in the fund. But there are many names even in this expensive sector that fit well within the premise of the fund. Not every technology name is a high-flying Internet startup.

     First, we found a number of attractively priced companies that have profited from the infrastructure needs of the new economy. Vodafone is one example.

     Second, even within out-of-favor so-called old economy sectors, we discovered attractive companies using new technologies to significantly enhance their operations. In fact, this turned out to be one of the themes we followed for the fund over the last year. Companies capitalizing on the emergence of new applications for phone and cable equipment are perfect examples.

     There were also companies with embedded new economy businesses that we believed would be very highly valued if they were stand-alone entities. An example of such a company was News Corp. -- a media company that owns British Sky Broadcasting, a leader in satellite and cable.

NUVEEN EUROPEAN VALUE FUND

----------------------------------------------------
Top Ten Stock Holdings
----------------------------------------------------
Philips Electronics NV                          8.3%
----------------------------------------------------
Zurich Allied AG Sponsored ADR                  8.3%
----------------------------------------------------
Diageo plc Sponsored ADR                        7.3%
----------------------------------------------------
Bass plc Sponsored ADR                          5.1%
----------------------------------------------------
The News Corporation Limited - Sponsored ADR    5.0%
----------------------------------------------------
ING Groep NV Sponsored ADR                      4.6%
----------------------------------------------------
Shell Transport & Trading Company ADR           4.6%
----------------------------------------------------
Nordic Baltic Holdings AB FDR                   4.5%
----------------------------------------------------
Siemens AG Unsponsored ADR                      4.5%
----------------------------------------------------
Investor AB                                     4.5%
----------------------------------------------------

As a percentage of total stock holdings as of June 30, 2000. Holdings are subject to change. The fund's investments in foreign stocks present additional risks, including currency risk. In addition, investing in securities of developing countries involves risks greater than, or in addition to, investing in foreign developed countries.

"We also continued to focus on corporate restructurings, which significantly contributed to performance. Philips Electronics, our top-holding, continued to see positive returns as its cost-cutting initiatives and a more focused corporate strategy seemingly has had come to fruition."

                                                          ANNUAL REPORT  page 17

"We remain favorably disposed toward those companies likely to benefit from a stronger global economy."

Q    What are your plans for the fund in the coming fiscal year?

ROB Despite the challenges of the last year, we remain confident that the fund's focus on strong companies with a catalyst unrecognized by the general marketplace (that may trigger a rise in the stocks' prices) is a careful means of unlocking potential price appreciation. This investment process does not lock the fund out of the new economy.

     With the valuation disparities between new economy and old economy stocks, we think this theme has been an opportune way for the fund to participate in the new economy without buying in at extremely high prices.

     The level of the stock market and the first stirrings of stress in inflation and interest rates suggest taking a cautious approach. We have begun implementing a more cautious strategy, by taking profits in the biggest winners to date, trying to reduce the risk parameters (price/earnings ratios, for example) and by seeking companies whose stock prices are not as far advanced.

     We remain favorably disposed toward those companies likely to benefit from a stronger global economy. We will continue to watch emerging markets and consider adding to our holdings if the recovery continues on its current path.

NUVEEN EUROPEAN VALUE FUND

--------------------------------------------
Top Five Sectors
--------------------------------------------
Financials                             26.4%
--------------------------------------------
Consumer Staples                       16.8%
--------------------------------------------
Utilities                              14.0%
--------------------------------------------
Consumer Cyclicals                     13.2%
--------------------------------------------
Energy                                  9.1%
--------------------------------------------

As a percentage of total stock holdings as of June 30, 2000. Holdings are subject to change.

ANNUAL REPORT  page 18

NUVEEN EUROPEAN VALUE FUND

Fund Spotlight as of June 30, 2000

 Quick Facts

                A Shares        B Shares        C Shares        R Shares
NAV               $23.34          $23.17          $23.16          $23.39
--------------------------------------------------------------------------
Fund Symbol          N/A             N/A             N/A             N/A
--------------------------------------------------------------------------
CUSIP          67064Y842       67064Y834       67064Y826       67064Y818
--------------------------------------------------------------------------
Inception Date      5/98            5/98            5/98            5/98
--------------------------------------------------------------------------


Total Returns as of 6/30/00+

                   A Shares          B Shares         C Shares      R Shares
                  NAV    Offer   w/o CDSC  w/CDSC  w/o CDSC w/CDSC    NAV
----------------------------------------------------------------------------
1-Year*          17.22%  10.48%  16.34%    12.34%  16.29%    16.29%  17.44%
----------------------------------------------------------------------------
Since Inception* 8.43%   5.40%   7.64%     5.86%   7.62%      7.62%   8.68%
----------------------------------------------------------------------------
YTD              -2.75%  -8.32%  -3.14%    -7.98%  -3.18%     -4.15%  -2.70%
----------------------------------------------------------------------------

+ Returns reflect differences in sales charges and expenses among the share classes. Class A Shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines peridoically to 0% over the following six years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in total return figures.

* Annualized

Index Comparison [_]


[MOUNTAIN CHART APPEARS HERE]

           Nuveen European    Nuveen European     MSCI
             Value Fund         Value Fund       Europe
              (Offer)             (NAV)           IX GD
5/1998        $ 9,425            $10,000         $10,000
6/1998        $ 9,369            $ 9,941         $10,112
6/1999        $ 9,520            $10,101         $10,057
6/2000        $11,161            $11,842         $11,606

Nuveen European Value Fund (Offer) $11,161
Nuveen European Value Fund (NAV) $11,842
MSCI Europe IX GD $11,606

[_] The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the MSCI Europe Index. The MSCI Europe Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 14 European countries. Index returns reflect total returns and assume reinvestment of dividends but do not include any initial or ongoing expenses and are not available for direct investment. The Nuveen fund returns depicted in the chart reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses.


Portfolio Statistics

Total Net Assets                      $13.2 million
---------------------------------------------------
Beta                                           0.85
---------------------------------------------------
Average Market Capitalization (stocks)  $66 billion
---------------------------------------------------
Average P/E                                    29.0
---------------------------------------------------
Number of Stocks                                 22
---------------------------------------------------
Expense Ratio*                                1.55%
---------------------------------------------------

*For Class A shares after credit/reimbursement.

Returns reflect a voluntary expense limitation by the fund's investment advisor which may be modified or discontinued at any time without notice.

The fund's investments in foreign stocks present additional risks, including currency risk. In addition, investing in securities of developing countries involves risks greater than, or in addition to, investing in foreign developed countries.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Portfolio Allocation

[PIE CHART APPEARS HERE]


        Equity  100%


Country Allocation*


Netherlands             24.8%
-----------------------------
United Kingdom          23.9%
-----------------------------
Sweden                   8.4%
-----------------------------
Switzerland              8.3%
-----------------------------
United States            5.2%
-----------------------------
Australia                5.0%
-----------------------------
Finland                  4.5%
-----------------------------
Germany                  4.5%
-----------------------------
Canada                   4.4%
-----------------------------
Portugal                 4.1%
-----------------------------
Ireland                  3.8%
-----------------------------
France                   3.1%
-----------------------------

*As a percentage of total stock holdings as of June 30, 2000. Holdings are subject to change.

 Terms To Know

The following are a few terms used throughout this report.

Beta A measure of a fund's volatility compared to the market's. A fund with a beta of 1.20 is approximately 20% more volatile than the market, while a fund with a beta of 0.80 is approximately 20% less volatile than the market.

Market Capitalization Also referred to as market cap, market capitalization is a measure of a corporation's value, calculated by multiplying the number of outstanding shares of common stock by the current market price per share. Market capitalization is usually grouped into these main categories:
Large cap: over $5 billion in market capitalization
Mid cap: between $1 billion and $5 billion
Small cap: $1 billion or less

Price/Earnings Ratio (P/E) The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share.
A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios)

Total Return Total return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and change in net asset value.

Annual Report  page 19

Portfolio of Investments
Nuveen Growth and Income Stock Fund
June 30, 2000

                                                                         Market
Shares    Description                                                     Value
-------------------------------------------------------------------------------

          COMMON STOCKS - 93.1%

          Basic Materials - 5.2%

387,400   Alcan Aluminum Ltd.                                       $12,009,400

357,650   Union Carbide Corporation                                  17,703,675

322,900   Weyerhaeuser Company                                       13,884,700
-------------------------------------------------------------------------------
          Capital Goods - 4.2%

293,400   General Dynamics Corporation                               15,330,150

422,650   Tyco International Ltd.                                    20,023,044
-------------------------------------------------------------------------------
          Consumer Cyclicals - 16.8%

379,450   Federated Department Stores, Inc. #                        12,806,438

586,600   Ford Motor Company                                         25,223,800

414,702   General Motors Corporation                                 24,078,635

181,500   Knight-Ridder, Inc.                                         9,653,531

758,708   Philips Electronics NV                                     36,038,630

204,300   R. H. Donnelley Corporation #                               3,958,313

214,100   TRW Inc.                                                    9,286,588

314,500   Target Corporation                                         18,241,000

 76,805   Visteon Corporation                                           931,264
-------------------------------------------------------------------------------
          Consumer Staples - 5.7%

320,700   Kimberly-Clark Corporation                                 18,400,163

 51,150   Newell Rubbermaid Inc.                                      1,317,113

332,050   The Seagram Company Ltd.                                   19,258,900

306,850   Tricon Global Restaurants, Inc. #                           8,668,513
-------------------------------------------------------------------------------
          Energy - 8.6%

579,900   Conoco Inc.                                                14,243,794

291,900   Exxon Mobil Corporation                                    22,914,150

448,800   Texaco Inc.                                                23,898,600

421,850   USX-Marathon Group                                         10,572,616
-------------------------------------------------------------------------------
          Financials - 17.0%

179,750   Aetna Inc.                                                 11,537,703

348,750   The Allstate Corporation                                    7,759,688

820,150   Associates First Capital Corporation                       18,299,597

382,162   Citigroup Inc.                                             23,025,261

354,350   Fannie Mae                                                 18,492,641

375,200   Household International, Inc.                              15,594,250

872,750   MetLife, Inc. #                                            18,382,297

 97,700   Providian Financial Corporation                             8,793,000

504,100   Wells Fargo & Company                                      19,533,875

                                                                                                                            Market
      Shares   Description                                                                                                   Value
----------------------------------------------------------------------------------------------------------------------------------
               Healthcare - 10.5%

     438,550   Abbott Laboratories                                                                                    $ 19,542,884

     430,500   Becton, Dickinson and Company                                                                            12,349,969

     368,000   Biomet, Inc.                                                                                             14,145,000

     381,200   Bristol-Myers Squibb Company                                                                             22,204,900

     378,801   Pharmacia Corporation                                                                                    19,579,277
----------------------------------------------------------------------------------------------------------------------------------
               Technology - 10.8%

     378,950   Computer Associates International, Inc.                                                                  19,397,503

     385,400   Electronic Data Systems Corporation                                                                      15,897,750

     137,900   Gateway, Inc. #                                                                                           7,825,825

     209,250   International Business Machines Corporation                                                              22,925,953

     42,650    Lucent Technologies Inc.                                                                                  2,527,013

     748,546   Motorola, Inc.                                                                                           21,754,618
----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 0.1%

      49,150   Burlington Northern Santa Fe Corporation                                                                  1,127,378
----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 14.2%

     760,075   AT&T Corp.                                                                                               24,037,372

     519,850   Bell Atlantic Corporation #                                                                              26,414,878

      76,350   Cable & Wireless plc Sponsored ADR                                                                        3,822,272

     548,100   Edison International                                                                                     11,236,050

     266,050   FPL Group, Inc.                                                                                          13,169,475

     250,250   US West, Inc.                                                                                            21,458,934

     449,650   Vodafone Group plc Sponsored ADR                                                                         18,632,370

       7,200   WorldCom, Inc. #                                                                                            330,300
----------------------------------------------------------------------------------------------------------------------------------
               Total Common Stocks (cost $754,635,034)                                                                 778,241,050
               -------------------------------------------------------------------------------------------------------------------
               PREFERRED STOCKS - 2.7%

               Consumer Cyclicals - 2.7%

     468,400   The News Corporation Limited Sponsored ADR                                                               22,249,000
----------------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stocks (cost $8,147,162)                                                                 22,249,000
               -------------------------------------------------------------------------------------------------------------------
   Principal                                                                                                                Market
Amount (000)   Description                                                                                                   Value
----------------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 5.3%

$     27,000   The Coca-Cola Company, Commercial Paper, effective yield of 6.664%, 7/27/00                              26,873,640

      17,500   Sara Lee Corporation, Commercial Paper, effective yield of 6.648%, 7/06/00                               17,484,299
----------------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (cost $44,357,939)                                                          44,357,939
               -------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $807,140,135) - 101.1%                                                          844,847,989
               -------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities -  (1.1)%                                                                  (9,014,578)
               -------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                      $835,833,411
               ===================================================================================================================


#  Non-income producing.

                                                                                     See accompanying notes to financial statements.

21

Portfolio of Investments
Nuveen Balanced Municipal and Stock Fund
June 30, 2000



                                                                         Market
Shares    Description                                                     Value
-------------------------------------------------------------------------------
          COMMON STOCKS - 38.2%

          Basic Materials - 2.2%

30,250    Alcan Aluminum Ltd.                                        $  937,750

27,200    Union Carbide Corporation                                   1,346,400

25,400    Weyerhaeuser Company                                        1,092,200
-------------------------------------------------------------------------------
          Capital Goods - 1.7%

22,400    General Dynamics Corporation                                1,170,400

31,700    Tyco International Ltd.                                     1,501,788
-------------------------------------------------------------------------------
          Consumer Cyclicals - 6.8%

28,800    Federated Department Stores, Inc. #                           972,000

44,550    Ford Motor Company                                          1,915,650

33,061    General Motors Corporation                                  1,919,604

14,050    Knight-Ridder, Inc.                                           747,284

59,402    Philips Electronics NV                                      2,821,595

16,200    TRW Inc.                                                      702,675

24,400    Target Corporation                                          1,415,200

 5,833    Visteon Corporation                                            70,726
-------------------------------------------------------------------------------
          Consumer Staples - 2.4%

25,050    Kimberly-Clark Corporation                                  1,437,244

 3,900    Newell Rubbermaid Inc.                                        100,425

26,350    The Seagram Company Ltd.                                    1,528,300

23,200    Tricon Global Restaurants, Inc. #                             655,400
-------------------------------------------------------------------------------
          Energy - 3.5%

44,350    Conoco Inc.                                                 1,089,347

22,900    Exxon Mobil Corporation                                     1,797,650

32,900    Texaco Inc.                                                 1,751,925

33,400    USX-Marathon Group                                            837,088
-------------------------------------------------------------------------------
          Financials - 6.6%

13,800    Aetna Inc.                                                    885,788

26,600    The Allstate Corporation                                      591,850

62,300    Associates First Capital Corporation                        1,390,069

29,812    Citigroup Inc.                                              1,796,173

27,600    Fannie Mae                                                  1,440,375

28,250    Household International, Inc.                               1,174,141

64,300    MetLife, Inc. #                                             1,354,319

40,000    Wells Fargo & Company                                       1,550,000
-------------------------------------------------------------------------------

                                                                                                                             Market
     Shares    Description                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------------------
               Healthcare - 4.6%

     34,200    Abbott Laboratories                                                                                      $ 1,524,038
     33,150    Becton, Dickinson and Company                                                                                950,991
     28,900    Biomet, Inc.                                                                                               1,110,844
     32,200    Bristol-Myers Squibb Company                                                                               1,875,650
     31,251    Pharmacia Corporation                                                                                      1,615,286
-----------------------------------------------------------------------------------------------------------------------------------
               Technology - 4.4%
     27,650    Computer Associates International, Inc.                                                                    1,415,334
     29,700    Electronic Data Systems Corporation                                                                        1,225,125
     10,250    Gateway, Inc. #                                                                                              581,688
     16,600    International Business Machines Corporation                                                                1,818,738
      3,300    Lucent Technologies Inc.                                                                                     195,525
     56,788    Motorola, Inc.                                                                                             1,650,401
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 0.1%
      3,550    Burlington Northern Santa Fe Corporation                                                                      81,428
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 5.9%
     59,860    AT&T Corp.                                                                                                 1,893,073
     39,800    Bell Atlantic Corporation #                                                                                2,022,338
      6,300    Cable & Wireless plc Sponsored ADR                                                                           315,394
     42,200    Edison International                                                                                         865,100
     20,100    FPL Group, Inc.                                                                                              994,950
     18,900    US West, Inc.                                                                                              1,620,675
     34,400    Vodafone Group plc Sponsored ADR                                                                           1,425,450
        600    WorldCom, Inc. #                                                                                              27,525
-----------------------------------------------------------------------------------------------------------------------------------
               Total Common Stocks (cost $55,403,616)                                                                    59,202,919
               --------------------------------------------------------------------------------------------------------------------
               PREFERRED STOCKS - 1.1%
               Consumer Cyclicals - 1.1%
     36,600    The News Corporation Limited Sponsored ADR                                                                 1,738,500
-----------------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stocks (cost $638,823)                                                                     1,738,500
               --------------------------------------------------------------------------------------------------------------------

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               MUNICIPAL BONDS - 60.2%
               Alabama - 0.3%
$       455    Alabama Water Pollution Control Authority, Revolving Fund Loan Bonds,         8/05 at 100         AAA     $  487,605
                 Series 1994A, 6.625%, 8/15/08
-----------------------------------------------------------------------------------------------------------------------------------
               California - 3.9%

      2,500    City of Escondido, California Multifamily Housing Revenue                 7/05 at 101 1/2         AAA      2,517,700
                 Refunding Bonds, Series 1997B (Morning View Terrace Apartments),
                 5.400%, 1/01/27 (Mandatory put 7/01/07)
        735      Northern California Power Agency, Public Power Revenue                     No Opt. Call          A-        757,903
                 Refunding Bonds, Geothermal Project No. 3, 1993 Series A,
                 5.650%, 7/01/07

                   Portfolio of Investments
                   Nuveen Balanced Municipal and Stock Fund (continued) June 30, 2000


   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               California (continued)

$      250     County of Orange, California, Refunding Recovery Bonds, 1995 Series          No Opt. Call         AAA     $  274,378
                A, 6.000%, 6/01/10

     1,495     Palmdale Civic Authority (Civic Center Refinancing), 1997 Series A,           7/07 at 102         AAA      1,529,250
                5.375%, 7/01/12

     1,000     County of San Diego, California, Certificates of Participation, The           9/09 at 101        Baa3      1,004,590
                Burnham Institute, 5.700%, 9/01/11
-----------------------------------------------------------------------------------------------------------------------------------
               Colorado - 2.7%

     2,000     City and County of Denver, Colorado, Airport System Revenue Bonds,           11/06 at 102         AAA      2,074,160
                Series 1996B, 5.625%, 11/15/08 (Alternative Minimum Tax)

     1,000     City and County of Denver, Colorado, Airport Special Facilities               1/09 at 101         AAA      1,040,700
                Revenue Bonds (Rental Car Projects), Series 1999A, 6.000%, 1/01/13
                (Alternative Minimum Tax)

     2,000     Metropolitan Football Stadium District (Colorado), Sales Tax Revenue         No Opt. Call         AAA      1,061,920
                Bonds, Series 1999A, 0.000%, 1/01/12
-----------------------------------------------------------------------------------------------------------------------------------
               Connecticut - 4.4%

     1,075     Connecticut Housing Finance Authority, Housing Mortgage Finance               5/06 at 102          AA      1,080,321
                Program Bonds, 1996 Series B, Subseries B-2, 5.750%, 11/15/08
                (Alternative Minimum Tax)

     1,000     State of Connecticut Health and Educational Facilities Authority,            No Opt. Call         BBB        948,540
                Revenue Bonds, Hospital for Special Care Issue, Series B, 5.125%,
                7/01/07

     1,485     Connecticut Development Authority, First Mortgage Gross Revenue              12/06 at 103        BBB+      1,369,393
                Health Care Project Refunding Bonds, Series 1998A (The Elim Park
                Baptist Home, Inc. Project), 4.875%, 12/01/07

     3,500     West Haven Housing Authority (Connecticut), Multifamily Housing               1/01 at 100         N/R      3,503,080
                Revenue Bonds, Series 1998B (Meadows Landing Apartments), 6.000%,
                1/01/02 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               District of Columbia - 0.4%

       500     District of Columbia, General Obligation Refunding Bonds, Series             No Opt. Call         AAA        548,675
                A-1, 6.500%, 6/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               Georgia - 1.6%

     2,000     Development Authority of Fulton County (Georgia), Special Facilities          5/08 at 101        BBB-      1,822,260
                Revenue Bonds (Delta Air Lines, Inc. Project), Series 1998, 5.300%,
                5/01/13 (Alternative Minimum Tax)

       650     Georgia Housing and Finance Authority, Single Family Mortgage Bonds,          6/06 at 102         AAA        652,984
                1996 Series A, 5.875%, 12/01/19 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Idaho - 0.8%

     1,185     Idaho Housing and Finance Association, Single Family Mortgage Bonds,          1/07 at 102          A1      1,188,911
                1997 Series D-2, 5.950%, 7/01/09 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Illinois - 5.4%

     1,075     Village of Bolingbrook, Will and DuPage Counties, Illinois,                  No Opt. Call         AAA      1,234,423
                Residential Mortgage Revenue Bonds, Series 1979, 7.500%, 8/01/10

               Community High School District Number 219, Cook County, Illinois
               (Niles Township), General Obligation Limited Tax School Bonds,
               Series 1998:
     1,130      0.000%, 12/01/09                                                            No Opt. Call         AAA        687,221
     2,360      0.000%, 12/01/10                                                            No Opt. Call         AAA      1,353,177

               Illinois Development Finance Authority, Economic Development Revenue
               Bonds, Series 1998 (The Latin School of Chicago Project):
       270      5.200%, 8/01/11                                                              8/08 at 100        Baa2        251,643
       200      5.250%, 8/01/12                                                              8/08 at 100        Baa2        184,956
       580      5.300%, 8/01/13                                                              8/08 at 100        Baa2        531,982

     2,160     Illinois Health Facilities Authority, Revenue Bonds, Series 1985              7/04 at 102      N/R***      2,372,674
                (St. Elizabeth's Hospital of Chicago, Inc.), 7.250%, 7/01/05
                (Pre-refunded to 7/01/04)

     1,500     Illinois Health Facilities Authority, Revenue Bonds, Series 1993             11/03 at 102           A      1,499,310
                (OSF Healthcare System), 6.000%, 11/15/10

       235     Illinois Health Facilities Authority, FHA-Insured Mortgage Revenue            2/06 at 102         AAA        239,007
                Bonds, Series 1996 (Sinai Health System), 5.500%, 2/15/09


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Indiana - 0.9%

$     1,470    Indiana Housing Finance Authority, Single Family Mortgage Revenue             7/08 at 101         Aaa     $1,410,524
                 Bonds, 1998 Series C-3, 5.300%, 7/01/13 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Louisiana - 1.7%

               Parish School Board of the Parish of Jefferson, State of Louisiana,
               Sales Tax School Bonds, Refunding Series 1998:
      1,045      0.000%, 3/01/08                                                            No Opt. Call         AAA        698,603
      2,175      0.000%, 9/01/08                                                            No Opt. Call         AAA      1,416,360
      1,000      0.000%, 3/01/10                                                            No Opt. Call         AAA        598,490
-----------------------------------------------------------------------------------------------------------------------------------
               Maine - 0.2%

        255    Town of Winslow, Maine (Crowe Rope Industries Project), 1997 Series           3/07 at 102         Aaa        266,625
                 A, General Obligation Tax Increment Financing Bonds, 6.000%, 3/01/11
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Massachusetts - 4.7%

               Massachusetts Development Finance Agency, Resource Recovery Revenue
               Bonds (Ogden Haverhill Project), Series 1998B:
      1,720      5.100%, 12/01/12 (Alternative Minimum Tax)                                 12/08 at 102         BBB      1,501,268
      1,885      5.200%, 12/01/13 (Alternative Minimum Tax)                                 12/08 at 102         BBB      1,638,819
        250    Massachusetts Health and Educational Facilities Authority, Revenue            7/06 at 102         AAA        264,368
                 Bonds, Melrose-Wakefield Healthcare Corp. Issue, Series C, 5.700%,
                 7/01/08 (Pre-refunded to 7/01/06)

               Massachusetts Industrial Finance Agency, Resource Recovery Revenue
               Refunding Bonds (Ogden Haverhill Project), Series 1998A:

      1,500      5.450%, 12/01/12 (Alternative Minimum Tax)                                 12/08 at 102         BBB      1,371,270
      1,825      5.500%, 12/01/13 (Alternative Minimum Tax)                                 12/08 at 102         BBB      1,657,812
        835    Massachusetts Turnpike Authority, Western Turnpike Revenue Bonds,             7/00 at 100         AAA        835,000
                 1997 Series A, 5.550%, 1/01/17
-----------------------------------------------------------------------------------------------------------------------------------
               Mississippi - 1.1%

               Jones County, Mississippi, Hospital Revenue Refunding Bonds (South
               Central Regional Medical Center Project), Series 1997:

      1,285      5.350%, 12/01/10                                                          12/07 at 100         BBB+      1,182,264
        500      5.400%, 12/01/11                                                          12/07 at 100         BBB+        455,925
-----------------------------------------------------------------------------------------------------------------------------------
               Nebraska - 6.1%

      9,921    Energy America (Nebraska), Natural Gas Revenue Note (Metropolitan            No Opt. Call         N/R      9,513,211
                 Utility District Project), Series 1997B, 5.700%, 7/01/08
-----------------------------------------------------------------------------------------------------------------------------------
               Nevada - 1.3%

      1,770    Nevada Housing Division, Single Family Mortgage Bonds, 1997 Series            4/07 at 102         Aa3      1,724,228
                 A-1 Mezzanine Bonds, 6.000%, 4/01/15 (Alternative Minimum Tax)

        250    Airport Authority of Washoe County, Reno, Nevada, Airport Revenue             7/03 at 102         AAA        257,573
                 Refunding Bonds, Series 1993B, 5.875%, 7/01/11
-----------------------------------------------------------------------------------------------------------------------------------
               New Hampshire - 1.8%

      1,450    New Hampshire Higher Educational and Health Facilities Authority,             1/07 at 102        BBB-      1,428,366
                 Revenue Bonds, Series 1997 (New Hampshire College), 6.200%, 1/01/12

      1,300    State of New Hampshire, Turnpike System Revenue Bonds, 1992 Series,           4/02 at 102         AAA      1,341,392
                 6.000%, 4/01/13
-----------------------------------------------------------------------------------------------------------------------------------
               New York - 10.0%

      2,000    The City University of New York, Certificates of Participation, The          No Opt. Call           A      2,095,140
                 State of New York (John Jay College of Criminal Justice Project
                 Refunding), 6.000%, 8/15/06

      5,000    Erie County Industrial Development Agency, Solid Waste Disposal              12/10 at 103         N/R      5,211,750
                 Facility Revenue Bonds (1998 CanFibre of Lackawanna Project),
                 8.875%, 12/01/13 (Alternative Minimum Tax)

        500    Metropolitan Transportation Authority, Transit Facilities Service            No Opt. Call           A        517,895
                 Contract Bonds, Series O, 5.750%, 7/01/07

               Portfolio of Investments
               Nuveen Balanced Municipal and Stock Fund (continued)
               June 30, 2000



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               New York (continued)

$       250    The City of New York, General Obligation Bonds, Fiscal 1997              11/06 at 101 1/2          A-     $  259,820
                 Series D, Tax Exempt Bonds, 5.875%, 11/01/11

        500    The City of New York, General Obligation Bonds, Fiscal 1997                   4/07 at 101          A-        527,150
                 Series I, 6.000%, 4/15/09

      1,000    The City of New York, General Obligation Bonds, Fiscal 1998                   8/07 at 101          A-      1,018,920
                 Series D, 5.500%, 8/01/10

               Dormitory Authority of the State of New York, Revenue Bonds,
               City University Issue, Series U:
        160      6.375%, 7/01/08 (Pre-refunded to 7/01/02)                                   7/02 at 102     Baa1***        168,186
        115      6.375%, 7/01/08                                                             7/02 at 102        Baa1        119,837

      2,000    New York State Thruway Authority, Local Highway and Bridge                    4/06 at 102           A      2,057,440
                 Service Contract Bonds, Series 1996, 5.625%, 4/01/07

        285    New York State Urban Development Corporation, State Facilities               No Opt. Call           A        301,499
                 Revenue Bonds, 1995 Refunding Series, 6.250%, 4/01/06

      1,700    New York State Urban Development Corporation, Project Revenue                 1/03 at 102           A      1,748,943
                 Bonds (Cornell Center for Theory and Simulation in Science
                 and Engineering Grant), Series 1993, 5.900%, 1/01/07

      1,430    New York State Urban Development Corporation, Empire State                   No Opt. Call           A      1,540,053
                 Development Corporation, Youth Facilities Revenue Bonds,
                 Series 1997, 6.500%, 4/01/07
-----------------------------------------------------------------------------------------------------------------------------------
               North Carolina - 1.7%

      2,045    North Carolina Municipal Power Agency Number 1, Catawba Electric
                 Revenue Bonds, Series 1980,  10.500%, 1/01/10                              No Opt. Call         AAA      2,589,768
-----------------------------------------------------------------------------------------------------------------------------------
               Ohio - 3.3%

      1,750    City of Dayton, Ohio, Special Facilities Revenue Refunding Bonds, 1988       No Opt. Call         BBB      1,756,195
                 Series C (Emery Air Freight Corporation and Emery Worldwide
                 Airlines, Inc. - Guarantors), 6.050%, 10/01/09

      1,500    County of Lorain, Ohio, Health Care Facilities Revenue Refunding Bonds,       2/08 at 101         BBB      1,349,325
                 Series 1998A (Kendal at Oberlin), 5.375%, 2/01/12

      1,875    Ohio Building Authority, State Facilities Refunding Bonds (Toledo             4/03 at 100         AAA      2,082,900
                 Government Office Building), 1982 Series A, 10.125%, 10/01/06
                 (Pre-refunded to 4/01/03)
-----------------------------------------------------------------------------------------------------------------------------------
               Oklahoma - 0.7%

      1,000    Oklahoma Industries Authority, Health System Revenue Refunding Bonds         No Opt. Call         AAA      1,052,830
                 (Obligated Group consisting of INTEGRIS Baptist Medical Center, Inc.,
                 INTEGRIS South Oklahoma City Hospital Corporation and
                 INTEGRIS Rural Health, Inc.), Series 1995D, 6.000%, 8/15/07
-----------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 0.7%

      1,065    Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
               Bonds, Series 1996-50A, 5.350%, 10/01/08                                      4/06 at 102         AA+      1,068,589
-----------------------------------------------------------------------------------------------------------------------------------
               Rhode Island - 1.2%

      1,760    City of Providence, Rhode Island, General Obligation Bonds, 1997              7/07 at 101         AAA      1,870,933
                 Series A, 6.000%, 7/15/09
-----------------------------------------------------------------------------------------------------------------------------------
               Tennessee - 1.7%

      2,700    The Industrial Development Board of the City of Cookeville,                  10/03 at 102           A      2,712,474
                 Tennessee, Hospital Refunding Revenue Bonds, Series 1993 (Cookeville
                 General Hospital Project), 5.750%, 10/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               Texas - 2.8%

      3,000    Abilene Higher Education Authority, Inc. (Texas), Student Loan Revenue       11/08 at 100         Aa3      2,804,850
                 Bonds, Subordinate Series 1998B (Subordinate Lien Fixed Rate Term
                 Bonds),  5.050%, 7/01/13 (Alternative Minimum Tax)

               City of Austin, Texas, Water, Sewer and Electric Refunding Revenue Bonds,
               Series 1982:
         10      14.000%, 11/15/01                                                          No Opt. Call        A***         10,804
         85      14.000%, 11/15/01                                                          No Opt. Call           A         91,557

        250    City of San Antonio, Texas, Airport System Improvement Revenue Bonds,         7/06 at 101         AAA        257,684
                 Series 1996, 5.700%, 7/01/09 (Alternative Minimum Tax)

        180    Texas Department of Housing and Community Affairs, Single Family              9/06 at 102         AAA        183,030
                 Mortgage Revenue Bonds, 1996 Series E, 5.750%, 3/01/10


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Texas (continued)

 $    1,000    Tyler Health Facilities Development Corporation (Texas), Hospital             7/02 at 100        Baa2       $921,940
                 Revenue Bonds (Mother Frances Hospital Regional HealthCare Center
                 Project), Series 1997A, 5.500%, 7/01/09
------------------------------------------------------------------------------------------------------------------------------------
               Utah -- 0.2%
        500    Tooele County, Hazardous Waste Disposal Revenue Bonds (Laidlaw                8/05 at 102         N/R        145,230
                 Inc./USPCI Clive PJ), Series 1995, 6.750%, 8/01/10
                 (Alternative Minimum Tax)

        200    State Board of Regents of Utah, Student Loan Revenue Bonds, 1995 Series      11/05 at 102         AAA        208,340
                 N Bonds, 6.000%, 5/01/08 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Washington -- 0.6%

         30    Washington State Housing Finance Commission, Single Family Mortgage           1/04 at 102         AAA         30,170
                 Revenue Bonds (Mortgage-Backed Securities Program), Series 1995A,
                 6.650%, 7/01/16 (Alternative Minimum Tax)

         55    Washington Public Power Supply System, Nuclear Project No. 2, Revenue        No Opt. Call         Aaa         57,560
                 Bonds, Series 1981A, 14.375% 7/01/01

        800    Washington Public Power Supply System, Project No. 3, Refunding Revenue       7/06 at 102         AAA        829,360
                 Bonds, Series 1996-A, 5.700%, 7/01/09
-----------------------------------------------------------------------------------------------------------------------------------
 $   97,521    Total Municipal Bonds (cost $95,451,247)                                                                  93,369,033
===========------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $151,493,686) - 99.5%                                                            154,310,452
               --------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.5%                                                                         817,010
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                     $  155,127,462
               ====================================================================================================================


#    Non-income producing.

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.


                                 See accompanying notes to financial statements.

                      Portfolio of Investments
                      Nuveen Balanced Stock and Bond Fund
                      June 30, 2000



                                                                 Market
     Shares          Description                                  Value
-----------------------------------------------------------------------
                    COMMON STOCKS - 57.9%
                    Basic Materials - 3.3%
     21,500         Alcan Aluminum Ltd.                      $  666,500
     19,900         Union Carbide Corporation                   985,050
     18,300         Weyerhaeuser Company                        786,900
-----------------------------------------------------------------------
                    Capital Goods  - 2.5%
     14,700         General Dynamics Corporation                768,075
     23,600         Tyco International Ltd.                   1,118,050
-----------------------------------------------------------------------
                    Consumer Cyclicals - 10.3%
     21,350         Federated Department Stores, Inc. #         720,563
     33,400         Ford Motor Company                        1,436,200
     23,170         General Motors Corporation                1,345,308
     10,200         Knight-Ridder, Inc.                         542,513
     43,938         Philips Electronics NV                    2,087,055
     11,850         TRW Inc.                                    513,994
     17,400         Target Corporation                        1,009,200
      4,373         Visteon Corporation                          53,024
-----------------------------------------------------------------------
                    Consumer Staples - 3.6%
     17,600         Kimberly-Clark Corporation                1,009,800
      2,800         Newell Rubbermaid Inc.                       72,100
     19,550         The Seagram Company Ltd.                  1,133,900
     16,800         Tricon Global Restaurants, Inc. #           474,600
-----------------------------------------------------------------------
                    Energy - 5.4%
     32,850         Conoco Inc.                                 806,878
     16,650         Exxon Mobil Corporation                   1,307,025
     24,700         Texaco Inc.                               1,315,275
     24,400         USX-Marathon Group                          611,525
-----------------------------------------------------------------------
                    Financials - 10.1%
     10,200         Aetna Inc.                                  654,713
     19,500         The Allstate Corporation                    433,875
     45,700         Associates First Capital Corporation      1,019,681
     22,662         Citigroup Inc.                            1,365,386
     20,050         Fannie Mae                                1,046,359
     20,500         Household International, Inc.               852,031
     48,100         MetLife, Inc. #                           1,013,106
     29,600         Wells Fargo & Company                     1,147,000


                                                                       Market
  Shares  Description                                                   Value
-------------------------------------------------------------------------------

          Healthcare -- 6.8%
  25,800  Abbott Laboratories                                       $ 1,149,713
  24,550  Becton, Dickinson and Company                                 704,278
  20,700  Biomet, Inc.                                                  795,656
  22,600  Bristol-Myers Squibb Company                                1,316,450
  22,166  Pharmacia Corporation                                       1,145,705
-------------------------------------------------------------------------------
          Technology -- 6.8%
  20,850  Computer Associates International, Inc.                     1,067,259
  21,800  Electronic Data Systems Corporation                           899,250
   7,700  Gateway, Inc. #                                               436,975
  12,300  International Business Machines Corporation                 1,347,619
   2,500  Lucent Technologies Inc.                                      148,125
  41,412  Motorola, Inc.                                              1,203,536
-------------------------------------------------------------------------------
          Transportation -- 0.1%
   2,700  Burlington Northern Santa Fe Corporation                       61,931
-------------------------------------------------------------------------------
          Utilities -- 9.0%
  42,891  AT&T Corp.                                                  1,356,428
  29,800  Bell Atlantic Corporation #                                 1,514,213
   4,750  Cable & Wireless plc Sponsored ADR                            237,797
  31,100  Edison International                                          637,550
  14,900  FPL Group, Inc.                                               737,550
  13,950  US West, Inc.                                               1,196,213
  25,200  Vodafone Group plc Sponsored ADR                            1,044,225
     400  WorldCom, Inc. #                                               18,350
-------------------------------------------------------------------------------
          Total Common Stocks (cost $40,888,619)                     43,314,509
          ---------------------------------------------------------------------

          PREFERRED STOCKS -- 1.7%
          Consumer Cyclicals -- 1.7%
  26,800  The News Corporation Limited Sponsored ADR                  1,273,000
-------------------------------------------------------------------------------
          Total Preferred Stocks (cost $466,980)                      1,273,000
          ---------------------------------------------------------------------

                     Portfolio of Investments
                     Nuveen Balanced Stock and Bond Fund (continued)
                     June 30, 2000


       Principal                                                                                                      Market
     Amount (000)    Description                                                                                       Value
----------------------------------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 38.9%
                     U. S. Treasury Notes - 30.6%
          $ 3,075    7.500%, 5/15/02                                                                             $ 3,131,697
            7,275    7.875%, 11/15/04                                                                              7,700,136
            4,530    6.500%, 5/15/05                                                                               4,579,549
            7,310    7.000%, 7/15/06                                                                               7,572,707
----------------------------------------------------------------------------------------------------------------------------
                     U.S. Treasury Bonds - 8.3%
            3,725    7.250%, 5/15/16                                                                               4,098,666
            2,135    6.000%, 2/15/26                                                                               2,086,962
----------------------------------------------------------------------------------------------------------------------------
                     Total U.S. Government and Agency Obligations - (cost $29,569,645)                            29,169,717
                     -------------------------------------------------------------------------------------------------------
                     SHORT-TERM INVESTMENTS - 1.2%
              900    Federal Home Loan Mortgage Corporation, Discount Note, effective yield of 6.645%, 7/03/00       899,672
----------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments (cost $899,672)                                                    899,672
                     -------------------------------------------------------------------------------------------------------
                     Total Investments (cost $71,824,916) -  99.7%                                                74,656,898
                     -------------------------------------------------------------------------------------------------------
                     Other Assets Less Liabilities - 0.3%                                                            257,667
                     -------------------------------------------------------------------------------------------------------
                     Net Assets - 100%                                                                           $74,914,565
                     =======================================================================================================

#  Non-income producing.

                                 See accompanying notes to financial statements.

                     Portfolio of Investments
                     Nuveen European Value Fund
                     June 30, 2000

                                                                           Market
     Shares     Description                                                 Value
     ----------------------------------------------------------------------------
                COMMON STOCKS - 89.2%
                Basic Materials - 6.5%
     26,750     Jefferson Smurfit Group plc Sponsored ADR             $   471,469
     18,300     Pechiney SA Sponsored ADR                                 379,725
     ----------------------------------------------------------------------------
                Capital Goods - 7.9%
     29,000     SKF AB Sponsored ADR                                      482,125
      3,700     Siemens AG Unsponsored ADR                                558,618
     ----------------------------------------------------------------------------
                Consumer Cyclicals - 7.8%
     21,500     Philips Electronics NV                                  1,021,250
     ----------------------------------------------------------------------------
                Consumer Staples - 15.7%
     54,100     Bass plc Sponsored ADR                                    625,531
     25,500     Diageo plc Sponsored ADR                                  906,844
      9,400     The Seagram Company Ltd.                                  545,200
     ----------------------------------------------------------------------------
                Energy - 8.5%
      9,000     Royal Dutch Petroleum Company                             554,063
     11,300     Shell Transport & Trading Company ADR                     564,294
     ----------------------------------------------------------------------------
                Financials - 24.7%
     22,400     ABN AMRO Holding NV Sponsored ADR                         550,200
      8,450     ING Groep NV Sponsored ADR                                570,375
     40,800     Investor AB                                               557,226
     76,986     Nordic Baltic Holding AB FDR                              559,457
     10,300     Zurich Allied AG Sponsored ADR                          1,021,087
     ----------------------------------------------------------------------------
                Healthcare - 4.2%
     10,600     Pharmacia Corporation                                     547,888
     ----------------------------------------------------------------------------
                Technology - 0.7%
      7,500     Infonet Services Corporation #                             89,531
     ----------------------------------------------------------------------------
                Utilities - 13.2%
      7,200     Cable & Wireless plc Sponsored ADR                        360,450
     45,300     Portugal Telecom SA Sponsored ADR                         509,627
      8,200     KPN NV Sponsored ADR                                      368,493
     11,900     Vodafone Group plc Sponsored ADR                          493,111
     ----------------------------------------------------------------------------
                Total Common Stocks (cost $10,823,078)                 11,736,564
                -----------------------------------------------------------------



Portfolio of Investments
Nuveen European Value Fund (continued)
June 30, 2000

                                                                                            Market
     Shares      Description                                                                 Value
---------------------------------------------------------------------------------------------------
                 PREFERRED STOCKS -- 4.7%
                 Consumer Cyclicals -- 4.7%
     12,900      The News Corporation Limited Sponsored ADR                             $   612,750
---------------------------------------------------------------------------------------------------
                 Total Preferred Stocks (cost $531,284)                                     612,750
                 ----------------------------------------------------------------------------------
                 Total Investments (cost $11,354,362) -- 93.9%                           12,349,314
                 ----------------------------------------------------------------------------------
                 Other Assets Less Liabilities -- 6.1%                                      804,412
                 ----------------------------------------------------------------------------------
                 Net Assets -- 100%                                                     $13,153,726
                 ==================================================================================

Country Allocation (as a percentage of the fund's net assets)
-------------------------------------------------------------
Netherlands                                             23.3%
-------------------------------------------------------------
United Kingdom                                          22.4%
-------------------------------------------------------------
Sweden                                                   7.9%
-------------------------------------------------------------
Switzerland                                              7.8%
-------------------------------------------------------------
United States                                            4.8%
-------------------------------------------------------------
Australia                                                4.7%
-------------------------------------------------------------
Finland                                                  4.3%
-------------------------------------------------------------
Germany                                                  4.2%
-------------------------------------------------------------
Canada                                                   4.1%
-------------------------------------------------------------
Portugal                                                 3.9%
-------------------------------------------------------------
Ireland                                                  3.6%
-------------------------------------------------------------
France                                                   2.9%
-------------------------------------------------------------


# Non-income producing.

                                 See accompanying notes to financial statements.

Statement of Net Assets
June 30, 2000



                                                       Growth and       Municipal and       Stock and         European
                                                           Income               Stock            Bond            Value
Assets
----------------------------------------------------------------------------------------------------------------------
Investment securities, at market value              $ 844,847,989       $ 154,310,452    $ 74,656,898    $  12,349,314
Cash                                                    1,771,922                  --         159,200          477,529
Receivables:
     Dividends and interest                             1,165,948           1,669,841         531,555           36,043
     Fund manager                                              --                  --              --           72,647
     Investments sold                                   5,722,565             880,172         890,898          161,091
     Shares sold                                          386,910             319,233          88,481           35,474
Deferred organization costs                                43,478              45,807          46,593           76,129
Other assets                                               94,248              19,318          11,484            8,137
----------------------------------------------------------------------------------------------------------------------
      Total assets                                    854,033,060         157,244,823      76,385,109       13,216,364
----------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                 --             469,308              --               --
Payables:
     Investments purchased                             13,747,624           1,035,455         658,719               --
     Shares redeemed                                    3,254,075             178,467         230,284           15,167
Accrued expenses:
     Management fees                                      550,596              81,810          25,846               --
     12b-1 distribution and service fees                  268,267              70,067          26,476            4,321
     Other                                                379,087             103,148          69,547           43,150
Dividends payable                                              --             179,106         459,672               --
----------------------------------------------------------------------------------------------------------------------
     Total liabilities                                 18,199,649           2,117,361       1,470,544           62,638
----------------------------------------------------------------------------------------------------------------------
Net assets                                         $  835,833,411      $  155,127,462    $ 74,914,565     $ 13,153,726
----------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                         $  669,651,194      $   93,399,986    $ 52,469,567     $  3,372,633
Shares outstanding                                     27,505,938           3,841,415       2,082,169          144,470
Net asset value and redemption price per share     $        24.35      $        24.31    $      25.20     $      23.34
Offering price per share (net asset value per
 share plus
maximum sales charge of 5.75% of offering price)   $        25.84      $        25.79    $      26.74     $      24.76
----------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                         $   93,275,189      $   45,779,431    $ 11,199,824     $  3,517,995
Shares outstanding                                      3,859,745           1,853,543         444,430          151,853
Net asset value, offering and redemption price
 per share                                         $        24.17      $        24.70    $      25.20     $      23.17
----------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                         $   55,303,256      $   14,836,671    $  6,620,067     $    867,843
Shares outstanding                                      2,291,421             601,223         262,582           37,468
Net asset value, offering and redemption price
 per share                                         $        24.13      $        24.68    $      25.21     $      23.16
----------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                         $   17,603,772      $    1,111,374    $  4,625,107     $  5,395,255
Shares outstanding                                        721,301              46,063         183,593          230,637
Net asset value, offering and redemption price
 per share                                         $        24.41      $        24.13    $      25.19     $      23.39
----------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.

                            Statement of Operations
                           Year Ended June 30, 2000



                                                                           Growth and   Municipal and      Stock and      European
                                                                               Income           Stock           Bond         Value
----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                               $  15,519,931    $  1,317,355    $   926,561    $  296,530
Interest                                                                    3,838,056       6,172,356      2,338,888            --
----------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                    19,357,987       7,489,711      3,265,449       296,530
----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                             7,392,251       1,325,770        632,399       119,488
12b-1 service fees - Class A                                                1,828,952         271,396        149,250         9,004
12b-1 distribution and service fees - Class B                                 976,408         495,015        126,605        33,748
12b-1 distribution and service fees - Class C                                 495,577         184,605         74,073         7,732
Shareholders' servicing agent fees and expenses                             1,589,920         179,375         94,806        27,332
Custodian's fees and expenses                                                 167,755          76,953         70,850        41,557
Trustees' fees and expenses                                                    82,633          20,680         12,374         1,282
Professional fees                                                              56,559           3,489         10,167         4,266
Shareholders' reports - printing and mailing expenses                         336,399         112,810         67,935       114,231
Federal and state registration fees                                            40,847          30,527         17,242        49,846
Amortization of deferred organization costs                                    36,099          36,099         36,099        32,087
Other expenses                                                                 51,472          12,986          7,273         9,188
----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement       13,054,872       2,749,705      1,299,073       449,761
     Custodian fee credit                                                     (53,115)         (9,245)        (7,461)       (1,117)
     Expense reimbursement                                                   (291,021)       (101,801)      (140,646)     (234,652)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                               12,710,736       2,638,659      1,150,966       213,992
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                       6,647,251       4,851,052      2,114,483        82,538
----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investment transactions                             78,196,283       6,680,397      5,523,658     1,836,797
Net change in unrealized appreciation or depreciation of investments     (134,957,559)    (13,985,582)    (8,995,519)      (32,334)
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                          (56,761,276)     (7,305,185)    (3,471,861)    1,804,463
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                   $ (50,114,025)   $ (2,454,133)   $(1,357,378)   $1,887,001
==================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of Changes in Net Assets

                                                                             Growth and Income             Municipal and Stock
                                                                         --------------------------      ------------------------
                                                                         Year Ended      Year Ended      Year Ended    Year Ended
                                                                            6/30/00         6/30/99         6/30/00       6/30/99
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                 $   6,647,251   $   5,707,431    $  4,851,052   $ 4,217,852
Net realized gain (loss) from investment transactions                    78,196,283      31,610,896       6,680,397       392,403
Net change in unrealized appreciation or depreciation of investments   (134,957,559)     59,442,442     (13,985,582)    5,824,556
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                   (50,114,025)     96,760,769      (2,454,133)   10,434,811
---------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
     Class A                                                             (7,504,717)     (1,233,736)     (3,577,517)   (3,165,304)
     Class B                                                               (245,079)         (2,076)       (869,308)     (611,994)
     Class C                                                               (126,515)         (4,846)       (326,338)     (242,322)
     Class R                                                               (222,288)        (45,702)        (42,783)      (43,038)
From accumulated net realized gains from investment transactions:
     Class A                                                            (30,549,212)    (64,233,341)       (496,300)   (3,293,468)
     Class B                                                             (4,159,620)     (6,427,129)       (222,282)   (1,225,114)
     Class C                                                             (2,042,685)     (2,186,424)        (87,759)     (486,028)
     Class R                                                               (709,668)     (1,233,763)         (4,836)      (38,192)
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders               (45,559,784)    (75,367,017)     (5,627,123)   (9,105,460)
---------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                        101,938,343     105,953,619      19,407,372    52,403,705
Net proceeds from shares issued to shareholders due to reinvestment
  of distributions                                                       28,852,919      49,322,552       3,291,735     5,420,959
---------------------------------------------------------------------------------------------------------------------------------
                                                                        130,791,262     155,276,171      22,699,107    57,824,664
Cost of shares redeemed                                                (145,978,842)   (131,707,460)    (57,805,189)  (26,489,470)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in assets from Fund share transactions          (15,187,580)     23,568,711     (35,106,082)   31,335,194
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                  (110,861,389)     44,962,463     (43,187,338)   32,664,545
Net assets at the beginning of year                                     946,694,800     901,732,337     198,314,800   165,650,255
---------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                         $ 835,833,411   $ 946,694,800    $155,127,462  $198,314,800
=================================================================================================================================
Balance of undistributed net investment income at the end of year     $   3,074,307   $   4,525,655    $    640,382  $    605,276
=================================================================================================================================

See accompanying notes to financial statements.


                                                                                   Stock and Bond               European Value
                                                                             --------------------------    ------------------------
                                                                              Year Ended     Year Ended    Year Ended    Year Ended
                                                                                 6/30/00        6/30/99       6/30/00       6/30/99
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                       $  2,114,483   $  1,862,915   $    82,538   $    82,661
Net realized gain (loss) from investment transactions                          5,523,658      2,685,999     1,836,797      (834,511)
Net change in unrealized appreciation or depreciation of investments          (8,995,519)     4,176,532       (32,334)    1,037,490
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                         (1,357,378)     8,725,446     1,887,001       285,640
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
     Class A                                                                  (1,568,157)    (1,491,505)      (30,095)       (1,314)
     Class B                                                                    (245,431)      (170,929)       (5,021)           --
     Class C                                                                    (143,080)       (93,642)       (1,092)           --
     Class R                                                                    (137,173)       (98,001)      (49,434)       (4,385)
From accumulated net realized gains from investment transactions:
     Class A                                                                  (2,146,376)    (2,988,949)      (17,974)           --
     Class B                                                                    (477,311)      (473,062)      (16,300)           --
     Class C                                                                    (278,764)      (232,637)       (3,569)           --
     Class R                                                                    (162,756)      (161,189)      (22,473)           --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                     (5,159,048)    (5,709,914)     (145,958)       (5,699)
-----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                              10,886,010     17,356,264     2,541,787     9,930,964
Net proceeds from shares issued to shareholders due to reinvestment of
 distributions                                                                 3,505,664      4,127,472        69,293         2,735
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              14,391,674     21,483,736     2,611,080     9,933,699
Cost of shares redeemed                                                      (24,915,310)   (20,069,879)   (2,452,341)   (2,678,059)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in assets from Fund share transactions               (10,523,636)     1,413,857       158,739     7,255,640
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                        (17,040,062)     4,429,389     1,899,782     7,535,581
Net assets at the beginning of year                                           91,954,627     87,525,238    11,253,944     3,718,363
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                               $ 74,914,565   $ 91,954,627   $13,153,726   $11,253,944
===================================================================================================================================
Balance of undistributed net investment income at the end of year           $     34,259   $     13,617   $    73,516   $    76,620
===================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements


1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940. The Trust comprises the Nuveen Growth and Income Stock Fund ("Growth and Income"), the Nuveen Balanced Municipal and Stock Fund ("Municipal and Stock"), the Nuveen Balanced Stock and Bond Fund ("Stock and Bond") and the Nuveen European Value Fund ("European Value") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust in 1996.

Growth and Income invests primarily in a diversified portfolio of large- and mid-cap equities of domestic companies as a source of capital growth. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term fixed income in vestments in order to preserve capital or to enhance returns or as a temporary defensive measure.

Municipal and Stock invests in a mix of equities and tax-exempt securities for capital growth, capital preservation and current tax-exempt income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

Stock and Bond invests in a mix of equities, taxable bonds and cash equivalents for capital growth, capital preservation and current income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

European Value invests primarily in a diversified portfolio of stocks of established, well-known European companies with at least $1 billion in market capitalization and seeks to provide over time a superior total return with moderated risk. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term investments as a temporary defensive measure. The Fund may invest in a variety of European securities, including American Depository Receipts ("ADRs") and other types of depository receipts; equity securities of European companies that may or may not be publicly traded in the U.S.; Eurodollar convertibles; fixed-income securities of European companies that may or may not be publicly traded in the U.S.; and debt obligations issued or guaranteed by European governments, their agencies, authorities or instrumentalities. All foreign investments involve certain risks in addition to those associated with U.S. investments.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded; however, securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal bonds), the pricing service establishes fair market value based on prices of comparable securities. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their when-issued and delayed delivery purchase commitments. At June 30, 2000, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts and in the case of Municipal and Stock, amortization of premiums.

Dividends and Distributions to Shareholders
Net ordinary taxable income is declared and distributed to shareholders annually for Growth and Income, Municipal and Stock, and European Value and quarterly for Stock and Bond. Tax-exempt net investment income is declared and distributed to shareholders monthly for Municipal and Stock. Net realized capital gains, if any, for the Funds are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes
The Funds intend to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required. In addition, Municipal and Stock intends to satisfy conditions which will enable interest from municipal obligations, which is exempt from regular federal income tax when received by the Fund, to qualify as exempt-interest dividends when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.


Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchase only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended June 30, 2000.

Expense Allocation
Expenses of each Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Deferred Organization Costs
Each Fund's costs incurred in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 for Growth and Income, Municipal and Stock, and Stock and Bond and May 29, 1998, for European Value. If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Foreign Currency Translations
To the extent that European Value invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investment in securities de nominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gain
(loss) on investments.

Foreign Currency Transactions
European Value may engage in foreign currency exchange transactions in connection with its portfolio investments and assets and liabilities denominated in foreign currencies. The Fund may engage in foreign currency forward, options and futures contracts. The Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, the Fund may segregate assets to cover its futures contracts obligations.

The objective of European Value's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are "marked-to-market" daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. As of June 30, 2000, there were no open foreign currency forward, options or futures contracts.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                               Growth and Income
                                         --------------------------------------------------------------
                                             Year Ended 6/30/00                Year Ended 6/30/99
                                         -----------------------------   ------------------------------
                                            Shares        Amount             Shares          Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                1,761,871   $  44,811,297         2,108,966    $  51,032,462
   Class B                                  967,092      24,522,740         1,164,391       28,993,639
   Class C                                1,135,150      28,507,655           901,784       22,488,408
   Class R                                  161,754       4,096,651           139,756        3,439,110

Shares issued to shareholders due to
reinvestment of distributions:
   Class A                                  962,657      24,267,663         1,881,914       42,862,233
   Class B                                  105,666       2,637,854           184,034        4,158,678
   Class C                                   42,467       1,058,472            43,891          990,959
   Class R                                   35,163         888,930            57,417        1,310,682
-------------------------------------------------------------------------------------------------------
                                          5,171,820     130,791,262         6,482,153      155,276,171
-------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                               (4,534,195)   (114,268,646)       (4,484,770)    (107,597,350)
   Class B                                 (754,744)    (18,838,768)         (523,515)     (12,739,469)
   Class C                                 (416,410)    (10,390,237)         (226,134)      (5,392,875)
   Class R                                  (98,505)     (2,481,191)         (265,612)      (5,977,766)
-------------------------------------------------------------------------------------------------------
                                         (5,803,854)   (145,978,842)       (5,500,031)    (131,707,460)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                    (632,034)  $ (15,187,580)          982,122    $  23,568,711
=======================================================================================================

                                                              Municipal and Stock
                                      --------------------------------------------------------------------
                                             Year Ended 6/30/00                   Year Ended 6/30/99
                                      -------------------------------      -------------------------------
                                         Shares          Amount                Shares           Amount
----------------------------------------------------------------------------------------------------------
Shares sold:
        Class A                          404,996      $  9,963,144             801,383       $ 19,758,610
        Class B                          248,954         6,223,578             950,013         23,509,766
        Class C                          117,947         2,957,347             361,871          9,025,013
        Class R                           10,768           263,303               4,472            110,316

Shares issued to shareholders due to
 reinvestment of distributions:
        Class A                          104,555         2,584,344             166,972          4,085,713
        Class B                           19,984           503,090              38,607            947,489
        Class C                            6,904           172,438              13,468            330,353
        Class R                            1,298            31,863               2,354             57,404
----------------------------------------------------------------------------------------------------------
                                         915,406        22,699,107           2,339,140         57,824,664
----------------------------------------------------------------------------------------------------------

Shares redeemed:
        Class A                       (1,537,171)      (37,787,854)           (695,219)       (17,146,719)
        Class B                         (470,498)      (11,702,549)           (202,066)        (5,046,935)
        Class C                         (323,269)       (8,007,667)           (160,113)        (3,961,328)
        Class R                          (12,681)         (307,119)            (13,418)          (334,488)
----------------------------------------------------------------------------------------------------------
                                      (2,343,619)      (57,805,189)         (1,070,816)       (26,489,470)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)               (1,428,213)     $(35,106,082)          1,268,324       $ 31,335,194
==========================================================================================================

                                                                 Stock and Bond
                                      --------------------------------------------------------------------
                                            Year Ended 6/30/00                   Year Ended 6/30/99
                                      -------------------------------      -------------------------------
                                         Shares          Amount                Shares           Amount
----------------------------------------------------------------------------------------------------------
Shares sold:
        Class A                          208,394      $  5,424,708             249,981       $  6,320,839
        Class B                           92,046         2,420,178             224,425          5,686,636
        Class C                           91,257         2,385,624             180,324          4,627,668
        Class R                           25,474           655,500              28,167            721,121

Shares issued to shareholders due to
 reinvestment of distributions:
        Class A                          104,968         2,725,992             136,296          3,414,330
        Class B                           14,345           371,683              14,507            362,620
        Class C                            5,005           129,615               4,175            104,710
        Class R                           10,719           278,374               9,825            245,812
----------------------------------------------------------------------------------------------------------
                                         552,208        14,391,674             847,700         21,483,736
----------------------------------------------------------------------------------------------------------

Shares redeemed:
        Class A                         (714,987)      (18,543,074)           (540,472)       (13,837,529)
        Class B                         (134,944)       (3,482,397)           (158,426)        (4,121,472)
        Class C                          (96,385)       (2,477,972)            (78,718)        (2,018,644)
        Class R                          (16,156)         (411,867)             (3,791)           (92,234)
----------------------------------------------------------------------------------------------------------
                                        (962,472)      (24,915,310)           (781,407)       (20,069,879)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                 (410,264)     $(10,523,636)             66,293       $  1,413,857
==========================================================================================================



                                                                                          European Value
                                                                        ----------------------------------------------------
                                                                          Year Ended 6/30/00          Year Ended 6/30/99
                                                                        ----------------------      ------------------------
                                                                         Shares        Amount       Shares         Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
        Class A                                                           43,145    $   963,730     194,861      $ 3,715,826
        Class B                                                           24,436        554,536     186,211        3,593,989
        Class C                                                            7,549        171,403      47,596          931,339
        Class R                                                           36,974        852,118      86,684        1,689,810
Shares issued to shareholders due to reinvestment of distributions:
        Class A                                                            1,478         34,370          69            1,043
        Class B                                                              562         12,755           5              104
        Class C                                                               77          1,748          --               --
        Class R                                                              875         20,420          98            1,588
----------------------------------------------------------------------------------------------------------------------------
                                                                         115,096      2,611,080     515,524        9,933,699
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
        Class A                                                          (62,628)    (1,406,509)    (37,589)        (672,167)
        Class B                                                          (29,349)      (659,593)    (46,856)        (907,051)
        Class C                                                           (5,642)      (120,771)    (14,227)        (253,272)
        Class R                                                          (11,818)      (265,468)    (45,249)        (845,569)
----------------------------------------------------------------------------------------------------------------------------
                                                                        (109,437)    (2,452,341)   (143,921)      (2,678,059)
----------------------------------------------------------------------------------------------------------------------------
Net increase                                                               5,659    $   158,739     371,603      $ 7,255,640
============================================================================================================================

3. Distributions to Shareholders

Municipal and Stock declared a dividend distribution from its tax-exempt net investment income which was paid on August 1, 2000, to shareholders of record on July 7, 2000, as follows:
                                                                      Municipal
                                                                      and Stock
-------------------------------------------------------------------------------
Dividend per share:
        Class A                                                         $.0525
        Class B                                                          .0375
        Class C                                                          .0375
        Class R                                                          .0570
===============================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investment securities, U.S. Government and agency obligations and short-term investments for the fiscal year ended June 30, 2000, were as follows:


                                                       Growth and        Municipal        Stock and        European
                                                           Income        and Stock             Bond           Value
-------------------------------------------------------------------------------------------------------------------
Purchases:
        Investment securities                      $1,282,574,823     $ 92,925,305     $ 62,383,302     $33,580,117
        U.S. Government and agency obligations      1,502,936,385               --       94,574,010              --
        Short-term investments                      2,900,439,510        6,300,000      243,047,551              --
Sales and maturities:
        Investment securities                       1,322,646,817      124,656,227       69,965,915      34,122,674
        U.S. Government and agency obligations      1,503,300,000               --       99,414,550
        Short-term investments                      2,915,338,508        9,800,000      244,900,000              --
===================================================================================================================

At June 30, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                                       Growth and    Municipal and        Stock and        European
                                                           Income            Stock             Bond           Value
-------------------------------------------------------------------------------------------------------------------
                                                    $ 813,763,413    $ 151,939,748     $ 72,123,149    $ 11,478,750
===================================================================================================================

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at June 30, 2000, were as follows:



                                                                     Growth and         Municipal       Stock and      European
                                                                         Income         and Stock            Bond         Value
--------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
        appreciation                                              $  90,507,579       $ 9,681,722     $ 6,154,545   $ 1,374,141
        depreciation                                                (59,423,003)       (7,311,018)     (3,620,796)     (503,577)
--------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                       $  31,084,576       $ 2,370,704     $ 2,533,749   $   870,564
================================================================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Funds' investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Funds pay an annual management fee, payable monthly, which is based upon the average daily net assets of the Funds as follows:


                                                                     Growth and      Municipal        Stock and       European
                                                                         Income      and Stock             Bond          Value
------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                          .8500 of 1%    .7500 of 1%      .7500 of 1%    .9500 of 1%
For the next $125 million                                           .8375 of 1     .7375 of 1       .7375 of 1     .9375 of 1
For the next $250 million                                           .8250 of 1     .7250 of 1       .7250 of 1     .9250 of 1
For the next $500 million                                           .8125 of 1     .7125 of 1       .7125 of 1     .9125 of 1
For the next $1 billion                                             .8000 of 1     .7000 of 1       .7000 of 1     .9000 of 1
For net assets over $2 billion                                      .7750 of 1     .6750 of 1       .6750 of 1     .8750 of 1
==============================================================================================================================

The Adviser had agreed to waive fees and reimburse expenses through July 31, 2000, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.05% of the average daily net assets of Growth and Income, .95% of the average daily net assets of Municipal and Stock, and Stock and Bond, and 1.30% of the average daily net as sets of European Value. Effective August 1, 2000, the Adviser agreed to waive fees and reimburse expenses through July 31, 2001, in order to prevent total operating expenses (excluding 12b-1 distribution or service fees and extaordinary expenses) from exceeding 1.05% of the average daily net assets of Municipal and Stock, and Stock and Bond, and 1.30% of the average daily net assets of European Value.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company holds a minority interest, under which ICAP manages the investment portfolio of Growth and Income, Stock and Bond, and European Value, as well as the equity portion of Municipal and Stock's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser. During the fiscal year ended June 30, 2000, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:


                                                                     Growth and      Municipal       Stock and        European
                                                                         Income      and Stock            Bond           Value
------------------------------------------------------------------------------------------------------------------------------
Sales charges collected                                               $503,316        $107,219         $39,388         $10,165
Paid to authorized dealers                                             467,843          96,116          34,784           8,998
==============================================================================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2000, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:


                                                                     Growth and      Municipal       Stock and        European
                                                                         Income      and Stock            Bond           Value
------------------------------------------------------------------------------------------------------------------------------
Commission advances                                                  $1,077,638       $243,493         $93,830         $11,390
==============================================================================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2000, the Distributor retained such 12b-1 fees as follows:



                                                                     Growth and      Municipal       Stock and        European
                                                                         Income      and Stock            Bond           Value
------------------------------------------------------------------------------------------------------------------------------
12b-1 fees retained                                                 $ 1,052,780      $ 445,593       $ 135,408        $ 29,457
==============================================================================================================================

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2000, as follows:


                                                                      Growth and     Municipal       Stock and        European
                                                                          Income     and Stock            Bond           Value
------------------------------------------------------------------------------------------------------------------------------
CDSC retained                                                          $ 495,956     $ 321,856         $ 82,771       $ 21,794
==============================================================================================================================

At June 30, 2000, The John Nuveen Company owned 145,000 shares of European Value Class R.

7.   Composition of Net Assets

At June 30, 2000, the Funds had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:


                                                                     Growth and      Municipal       Stock and        European
                                                                         Income      and Stock            Bond           Value
------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                   $ 723,915,215   $ 145,559,312   $ 67,054,777    $ 11,138,557
Balance of undistributed net investment income                        3,074,307         640,382         34,259          73,516
Accumulated net realized gain from investment transactions           71,136,035       6,111,002      4,993,547         946,944
Net unrealized appreciation of investments                           37,707,854       2,816,766      2,831,982         994,709
------------------------------------------------------------------------------------------------------------------------------
Net assets                                                        $ 835,833,411   $ 155,127,462   $ 74,914,565    $ 13,153,726
==============================================================================================================================


8.   Investment Composition
At June 30, 2000, the revenue sources expressed as a percent of total investments were as follows:


                                                                     Growth and      Municipal       Stock and       European
                                                                         Income      and Stock            Bond          Value
-----------------------------------------------------------------------------------------------------------------------------
Basic Materials                                                               7%             3%              4%             7%
Capital Goods                                                                 4              2               3              8
Consumer Cyclicals                                                           19              8              12             13
Consumer Staples                                                             11              2               4             17
Education and Civic Organizations                                             -              6               -              -
Energy                                                                        7              3               5              9
Financials                                                                   17              7              10             26
Health Care                                                                  10             10               7              5
Housing/Multifamily                                                           -              4               -              -
Housing/Single Family                                                         -              5               -              -
Tax Obligation/General                                                        -              4               -              -
Tax Obligation/Limited                                                        -              8               -              -
Technology                                                                   11              4               7              1
Transportation                                                                -              6               -              -
U.S. Guaranteed                                                               -              6              39              -
Utilities                                                                    14             20               9             14
Other                                                                         -              2               -              -
-----------------------------------------------------------------------------------------------------------------------------
                                                                            100%           100%            100%           100%
=============================================================================================================================

30% of the municipal bonds owned by Municipal and Stock are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

          Financial Highlights


          Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                         Investment Operations            Less Distributions
                                     -----------------------------   ---------------------------

Growth and Income

                                                      Net
                                                Realized/
                                               Unrealized
                          Beginning      Net      Invest-                Net                       Ending
                                Net  Invest-         ment            Invest-                          Net
Year Ended                    Asset     ment         Gain               ment    Capital             Asset        Total
June 30,                      Value   Income       (Loss)    Total    Income      Gains    Total    Value   Return (a)
----------------------------------------------------------------------------------------------------------------------
Class A (8/96)
        2000                 $27.07     $.22      $(1.62)   $(1.40)    $(.25)    $(1.07)  $(1.32)  $24.35       (5.33)%
        1999                  26.50      .19        2.64      2.83      (.04)     (2.22)   (2.26)   27.07       12.37
        1998                  24.01      .26        4.55      4.81      (.25)     (2.07)   (2.32)   26.50       21.59
        1997 (d)**            17.96      .30        6.18      6.48      (.20)      (.23)    (.43)   24.01       36.30
Class B (8/96)
        2000                  26.87      .03       (1.60)    (1.57)     (.06)     (1.07)   (1.13)   24.17       (5.97)
        1999                  26.47      .01        2.61      2.62        --      (2.22)   (2.22)   26.87       11.52
        1998                  24.00      .10        4.51      4.61      (.07)     (2.07)   (2.14)   26.47       20.70
        1997 (d)**            17.97      .21        6.13      6.34      (.08)      (.23)    (.31)   24.00       35.37
Class C (8/96)
        2000                  26.84      .03       (1.61)    (1.58)     (.06)     (1.07)   (1.13)   24.13       (5.97)
        1999                  26.43      .01        2.62      2.63        --      (2.22)   (2.22)   26.84       11.58
        1998                  23.98      .10        4.49      4.59      (.07)     (2.07)   (2.14)   26.43       20.63
        1997 (d)**            17.97      .21        6.11      6.32      (.08)      (.23)    (.31)   23.98       35.26
Class R (8/96)
        2000                  27.14      .28       (1.62)    (1.34)     (.32)     (1.07)   (1.39)   24.41       (5.13)
        1999                  26.52      .24        2.67      2.91      (.07)     (2.22)   (2.29)   27.14       12.71
        1998                  24.02      .32        4.56      4.88      (.31)     (2.07)   (2.38)   26.52       21.91
        1997 (d)**            17.96      .30        6.24      6.54      (.25)      (.23)    (.48)   24.02       36.65


                                                        Ratios/Supplemental Data
                             ----------------------------------------------------------------------------------
                                        Before Credit/            After            After Credit/
                                        Reimbursement       Reimbursement (b)    Reimbursement (c)
                                      ------------------   ------------------   ------------------
                                                   Ratio                Ratio                Ratio
                                                  of Net               of Net               of Net
                                                 Invest-              Invest-              Invest-
                                      Ratio of      ment   Ratio of      ment   Ratio of      ment
                                      Expenses    Income   Expenses    Income   Expenses    Income
                             Ending         to        to         to        to         to        to
                                Net    Average   Average    Average   Average    Average   Average   Portfolio
                             Assets        Net       Net        Net       Net        Net       Net    Turnover
                              (000)     Assets    Assets     Assets    Assets     Assets    Assets        Rate
---------------------------------------------------------------------------------------------------------------
Class A (8/96)
        2000              $ 669,651       1.34%      .82%      1.30%      .85%      1.30%      .86%        155%
        1999                793,546       1.28       .72       1.24       .76       1.24       .76         134
        1998                790,063       1.36       .88       1.20      1.04       1.20      1.04         131
        1997 (d)**          616,209       1.28*     1.45*      1.20*     1.53*      1.20*     1.53*        110
Class B (8/96)
        2000                 93,275       2.09       .08       2.06       .11       2.05       .12         155
        1999                 95,174       2.03      (.01)      1.99       .03       1.99       .03         134
        1998                 71,909       2.11       .22       1.95       .38       1.95       .38         131
        1997 (d)**           10,664       2.03*      .95*      1.95*     1.03*      1.95*     1.03*        110
Class C (8/96)
        2000                 55,303       2.11       .06       2.07       .09       2.05       .10         155
        1999                 41,071       2.02       .01       1.98       .04       1.98       .04         134
        1998                 21,426       2.11       .23       1.95       .39       1.95       .39         131
        1997 (d)**            3,630       2.03*      .96*      1.95*     1.04*      1.95*     1.04*        110
Class R (8/96)
        2000                 17,604       1.10      1.06       1.06      1.09       1.05      1.10         155
        1999                 16,904       1.03       .96        .99      1.00        .99      1.00         134
        1998                 18,335       1.11      1.10        .95      1.26        .95      1.26         131
        1997 (d)**           15,647       1.47*     1.04*       .95*     1.56*       .95*     1.56*        110
===============================================================================================================

*    Annualized.
** All per share amounts reflect a December 18, 1996, stock split of 1.113830, 1.112700, 1.112700 and 1.113806 shares, respectively, for each share of Class A, B, C and R.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)  After expense reimbursement from the investment adviser, where applicable.
(c)  After custodian fee credit and expense reimbursement, where applicable.
(d)  From commencement of class operations as noted.

         Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                      Investment Operations              Less Distributions
                                 -------------------------------   ------------------------------
Municipal and Stock                                  Net
                                               Realized/
                                              Unrealized                                            Ending
                     Beginning          Net   Investment                  Net                          Net
Year Ended           Net Asset   Investment         Gain           Investment   Capital              Asset        Total
June 30,                 Value       Income       (Loss)   Total       Income     Gains     Total    Value   Return (a)
-------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
  2000                  $25.45         $.74       $ (.96)  $(.22)      $(.81)    $(.11)   $ (.92)   $24.31         (.83)%
  1999                   25.46          .62          .70    1.32        (.65)     (.68)    (1.33)    25.45         5.49
  1998                   23.11          .67         2.66    3.33        (.61)     (.37)     (.98)    25.46        14.71
  1997 (d)               20.00          .56         3.02    3.58        (.42)     (.05)     (.47)    23.11        18.05

Class B (8/96)
  2000                   25.65          .57         (.97)   (.40)       (.44)     (.11)     (.55)    24.70        (1.57)
  1999                   25.53          .46          .68    1.14        (.34)     (.68)    (1.02)    25.65         4.71
  1998                   23.11          .49         2.67    3.16        (.37)     (.37)     (.74)    25.53        13.91
  1997 (d)               20.00          .40         3.04    3.44        (.28)     (.05)     (.33)    23.11        17.32

Class C (8/96)
  2000                   25.63          .57         (.97)   (.40)       (.44)     (.11)     (.55)    24.68        (1.57)
  1999                   25.51          .45          .69    1.14        (.34)     (.68)    (1.02)    25.63         4.71
  1998                   23.10          .49         2.66    3.15        (.37)     (.37)     (.74)    25.51        13.87
  1997 (d)               20.00          .40         3.03    3.43        (.28)     (.05)     (.33)    23.10        17.27

Class R (8/96)
  2000                   25.33          .80         (.96)   (.16)       (.93)     (.11)    (1.04)    24.13         (.64)
  1999                   25.39          .68          .71    1.39        (.77)     (.68)    (1.45)    25.33         5.81
  1998                   23.11          .72         2.66    3.38        (.73)     (.37)    (1.10)    25.39        14.94
  1997 (d)               20.00          .61         3.03    3.64        (.48)     (.05)     (.53)    23.11        18.38
=========================================================================================================================

Class (Inception Date)
                                                          Ratios/Supplemental Data
                     ----------------------------------------------------------------------------------------------------
                                      Before Credit/                After                 After Credit/
                                      Reimbursement           Reimbursement (b)         Reimbursement (c)
                                 -----------------------   -----------------------   -----------------------
Municipal and Stock                                Ratio                     Ratio                     Ratio
                                                  of Net                    of Net                    of Net
                        Ending     Ratio of   Investment     Ratio of   Investment     Ratio of   Investment
                           Net     Expenses       Income     Expenses       Income     Expenses       Income   Portfolio
Year Ended              Assets   to Average   to Average   to Average   to Average   to Average   to Average    Turnover
June 30,                 (000)   Net Assets   Net Assets   Net Assets   Net Assets   Net Assets   Net Assets        Rate
-------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
  2000               $  93,400         1.26%        2.95%        1.21%        3.01%        1.20%        3.02%         53%
  1999                 123,917         1.23         2.49         1.19         2.52         1.19         2.52          52
  1998                 117,005         1.36         2.47         1.10         2.73         1.10         2.73          87
  1997 (d)              79,952         1.58*        2.31*        1.10*        2.79*        1.10*        2.79*         32

Class B (8/96)
  2000                  45,779         2.01         2.20         1.96         2.26         1.95         2.27          53
  1999                  52,718         1.98         1.80         1.94         1.83         1.94         1.83          52
  1998                  32,384         2.10         1.71         1.85         1.96         1.85         1.96          87
  1997 (d)               2,051         2.22*        1.62*        1.85*        1.99*        1.85*        1.99*         32

Class C (8/96)
  2000                  14,837         2.01         2.21         1.96         2.27         1.95         2.28          53
  1999                  20,498         1.98         1.76         1.94         1.80         1.94         1.80          52
  1998                  14,908         2.11         1.71         1.85         1.97         1.85         1.97          87
  1997 (d)               1,559         2.29*        1.53*        1.85*        1.97*        1.85*        1.97*         32

Class R (8/96)
  2000                   1,111         1.01         3.20          .96         3.26          .95         3.26          53
  1999                   1,182          .98         2.72          .94         2.76          .94         2.77          52
  1998                   1,353         1.11         2.73          .85         2.99          .85         2.99          87
  1997 (d)               6,963         2.05*        1.96*         .85*        3.16*         .85*        3.16*         32
=========================================================================================================================

*    Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d)  From commencement of class operations as noted.

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                               Investment Operations        Less Distributions
                            ---------------------------  -------------------------

Stock and Bond

                                            Net
                                      Realized/
                                     Unrealized
                Beginning       Net     Invest-              Net                     Ending
                      Net   Invest-        ment          Invest-                        Net
Year Ended          Asset      ment        Gain             ment  Capital             Asset       Total
June 30,            Value    Income      (Loss)   Total   Income    Gains    Total    Value  Return (a)
---------------------------------------------------------------------------------------------------------
Class A (8/96)
        2000      $ 27.18      $.69      $(1.02)  $(.33)   $(.70)  $ (.95)  $(1.65)  $25.20       (1.23)%
        1999        26.39       .58        1.93    2.51     (.57)   (1.15)   (1.72)   27.18       10.21
        1998        23.84       .77        3.11    3.88     (.76)    (.57)   (1.33)   26.39       16.71
        1997 (d)    20.00       .70        3.66    4.36     (.42)    (.10)    (.52)   23.84       22.04

Class B (8/96)
        2000        27.18       .50       (1.02)   (.52)    (.51)    (.95)   (1.46)   25.20       (1.97)
        1999        26.39       .39        1.93    2.32     (.38)   (1.15)   (1.53)   27.18        9.39
        1998        23.84       .59        3.10    3.69     (.57)    (.57)   (1.14)   26.39       15.86
        1997 (d)    20.00       .46        3.75    4.21     (.27)    (.10)    (.37)   23.84       21.26

Class C (8/96)
        2000        27.19       .50       (1.02)   (.52)    (.51)    (.95)   (1.46)   25.21       (1.93)
        1999        26.39       .40        1.93    2.33     (.38)   (1.15)   (1.53)   27.19        9.39
        1998        23.84       .59        3.10    3.69     (.57)    (.57)   (1.14)   26.39       15.86
        1997 (d)    20.00       .53        3.68    4.21     (.27)    (.10)    (.37)   23.84       21.26

Class R (8/96)
        2000        27.18       .76       (1.03)   (.27)    (.77)    (.95)   (1.72)   25.19       (1.02)
        1999        26.39       .65        1.93    2.58     (.64)   (1.15)   (1.79)   27.18       10.48
        1998        23.84       .83        3.11    3.94     (.82)    (.57)   (1.39)   26.39       16.99
        1997 (d)    20.00       .61        3.80    4.41     (.47)    (.10)    (.57)   23.84       22.31
=========================================================================================================

                                                         Ratios/Supplemental Data
                              ------------------------------------------------------------------------------
                                        Before Credit/           After           After Credit/
                                         Reimbursement     Reimbursement (b)   Reimbursement (c)
                                       -----------------   ------------------  ------------------
                                                   Ratio                Ratio               Ratio
                                                  of Net               of Net              of Net
                                                 Invest-              Invest-             Invest-
                                       Ratio of     ment   Ratio of      ment  Ratio of      ment
                                       Expenses   Income   Expenses    Income  Expenses    Income
                               Ending        to       to         to        to        to        to
                                  Net   Average  Average    Average   Average   Average   Average  Portfolio
                               Assets       Net      Net        Net       Net       Net       Net   Turnover
                                (000)    Assets   Assets     Assets    Assets    Assets    Assets       Rate
------------------------------------------------------------------------------------------------------------
Class A (8/96)
        2000                  $52,470      1.38%    2.50%      1.21%     2.66%     1.20%     2.67%       81%
        1999                   67,512      1.36     2.10       1.19      2.27      1.19      2.27        96
        1998                   69,614      1.48     2.68       1.10      3.06      1.10      3.06        86
        1997 (d)               56,686      1.71*    2.78*      1.10*     3.39*     1.10*     3.39*       52

Class B (8/96)
        2000                   11,200      2.13     1.76       1.96      1.92      1.95      1.93        81
        1999                   12,856      2.11     1.38       1.94      1.54      1.94      1.54        96
        1998                   10,356      2.24     1.93       1.85      2.32      1.85      2.32        86
        1997 (d)                  646      2.49*    1.59*      1.85*     2.23*     1.85*     2.23*       52

Class C (8/96)
        2000                    6,620      2.13     1.76       1.96      1.93      1.95      1.93        81
        1999                    7,142      2.10     1.38       1.94      1.54      1.94      1.55        96
        1998                    4,142      2.24     1.92       1.85      2.31      1.85      2.31        86
        1997 (d)                  980      2.31*    2.07*      1.85*     2.53*     1.85*     2.53*       52

Class R (8/96)
        2000                    4,625      1.13     2.74        .96      2.91       .95      2.92        81
        1999                    4,445      1.11     2.37        .94      2.53       .94      2.53        96
        1998                    3,413      1.23     2.94        .85      3.32       .85      3.32        86
        1997 (d)                6,052      2.29*    1.68*       .85*     3.12*      .85*     3.12*       52
============================================================================================================

*    Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable.

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d)  From commencement of class operations as noted.

         Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                       Investment Operations              Less Distributions
                                  -------------------------------   ------------------------------
European Value                                        Net
                                                Realized/
                                               Unrealized                                            Ending
                      Beginning          Net   Investment                  Net                          Net
Year Ended            Net Asset   Investment         Gain           Investment   Capital              Asset        Total
June 30,                  Value       Income       (Loss)   Total       Income     Gains     Total    Value   Return (a)
-------------------------------------------------------------------------------------------------------------------------
Class A (5/98)
  2000                   $20.17         $.18        $3.28   $3.46       $(.18)    $(.11)    $(.29)   $23.34        17.22%
  1999                    19.86          .22          .10     .32        (.01)       --      (.01)    20.17         1.63
  1998 (d)                20.00          .02         (.14)   (.12)       (.02)       --      (.02)    19.86         (.59)

Class B (5/98)
  2000                    20.04          .01         3.26    3.27        (.03)     (.11)     (.14)    23.17        16.34
  1999                    19.87          .04          .13     .17          --        --        --     20.04          .86
  1998 (d)                20.00          .03         (.15)   (.12)       (.01)       --      (.01)    19.87         (.60)

Class C (5/98)
  2000                    20.04          .01         3.25    3.26        (.03)     (.11)     (.14)    23.16        16.29
  1999                    19.87          .07          .10     .17          --        --        --     20.04          .86
  1998 (d)                20.00          .01         (.13)   (.12)       (.01)       --      (.01)    19.87         (.60)

Class R (5/98)
  2000                    20.21          .24         3.29    3.53        (.24)     (.11)     (.35)    23.39        17.44
  1999                    19.87          .23          .13     .36        (.02)       --      (.02)    20.21         1.86
  1998 (d)                20.00          .03         (.13)   (.10)       (.03)       --      (.03)    19.87         (.52)
=========================================================================================================================

Class (Inception Date)
                                                          Ratios/Supplemental Data
                     ----------------------------------------------------------------------------------------------------
                                      Before Credit/                After                 After Credit/
                                      Reimbursement           Reimbursement (b)         Reimbursement (c)
                                 -----------------------   -----------------------   -----------------------
Municipal and Stock                                Ratio                     Ratio                     Ratio
                                                  of Net                    of Net                    of Net
                        Ending     Ratio of   Investment     Ratio of   Investment     Ratio of   Investment
                           Net     Expenses       Income     Expenses       Income     Expenses       Income   Portfolio
Year Ended              Assets   to Average   to Average   to Average   to Average   to Average   to Average    Turnover
June 30,                 (000)   Net Assets   Net Assets   Net Assets   Net Assets   Net Assets   Net Assets        Rate
-------------------------------------------------------------------------------------------------------------------------
Class A (5/98)
  2000                  $3,373         3.36%       (1.00)%       1.56%         .80%        1.55%         .81%        281%
  1999                   3,277         2.44          .26         1.55         1.15         1.55         1.15         230
  1998 (d)                 102        14.82*      (11.94)*       1.55*        1.33*        1.55*        1.33*          5

Class B (5/98)
  2000                   3,518         4.17        (1.83)        2.31          .03         2.30          .04         281
  1999                   3,130         3.17         (.68)        2.30          .19         2.30          .19         230
  1998 (d)                 335        14.56*      (10.67)*       2.30*        1.59*        2.30*        1.59*          5

Class C (5/98)
  2000                     868         4.22        (1.86)        2.31          .05         2.30          .06         281
  1999                     711         3.20         (.56)        2.30          .34         2.30          .35         230
  1998 (d)                  42        15.88*      (12.98)*       2.30*         .60*        2.30*         .60*          5

Class R (5/98)
  2000                   5,395         3.22         (.85)        1.31         1.06         1.30         1.07         281
  1999                   4,135         2.20          .30         1.30         1.20         1.30         1.20         230
  1998 (d)               3,240        15.04*      (11.99)*       1.30*        1.75*        1.30*        1.75*          5
=========================================================================================================================

  *  Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d)  From commencement of class operations as noted.

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Investment Trust:

We have audited the accompanying statement of net assets of Nuveen Investment Trust (comprising the Nuveen Growth and Income Stock Fund, Nuveen Balanced Municipal and Stock Fund, Nuveen Balanced Stock and Bond Fund and Nuveen European Value Fund (the "Funds")) (a Massachusetts business trust), including the portfolio of investments, as of June 30, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers, and when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of each of the respective funds constituting the Nuveen Investment Trust as of June 30, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP

Chicago, Illinois
August 23, 2000

Fund Information


Board of Trustees

James E. Bacon
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington

Fund Manager

Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and Shareholder Services

Chase Global Funds Services Co.
73 Tremont Street
Boston, MA 02108

(800) 257-8787

Legal Counsel

Chapman & Cutler
Chicago, IL.

Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

      Serving
Investors
         For Generations
--------------------------------------------------------------------------------

A 100-Year Tradition of Quality Investments

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

Nuveen Investments

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com